As filed with Securities and Exchange Commission on April 30, 2014
File Nos. 002-87775 and 811-04815
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 61 [X]
and/or
Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 63 [X]
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ULTRA SERIES FUND
550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)

--------------------------------------------
It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2014 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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ULTRA SERIES FUND

Prospectus - May 1, 2014

Target Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Income Funds
Money Market Fund
Core Bond Fund
High Income Fund
Diversified Income Fund

Stock Funds
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
Small Cap Fund
International Stock Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

ULTRA SERIES FUND

Please note that an investment in any of these funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

FUND SUMMARY

CONSERVATIVE ALLOCATION FUND

Investment Objective
The Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Annual Fund Operating Expenses	0.31%	0.56%
Plus: Acquired Fund Fees and Expenses[1]	0.58%	0.58%
Total Annual Fund Operating Expenses	0.89%	1.14%
1 Acquired fund fees and expenses reflect current fees of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 91	$ 284	$ 493	$1,096
Class II	116	362	628	1,386

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-20%	money market funds;
20-80%	debt securities (e.g., bond funds and convertible bond funds);
0-20%	below-investment grade (“junk”) debt securities (e.g., high income funds);
10-50%	equity securities (e.g., U.S. stock funds);
0-40%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and
0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2013, the dollar weighted average maturity of the fund’s debt portfolio was 6.06 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
The investment adviser waived 0.10% of the 0.30% annualized management fee for the period June 30, 2006 through April 30, 2008. If the management fee had not been waived, returns for Class I shares would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	8.94%
Worst Calendar Quarter:	4Q 2008	-8.72%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 5/1/2009
Class I Shares	7.61%	8.89%	4.60%	N/A
Class II Shares	7.34%	N/A	N/A	8.93%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-2.34%	4.27%	5.32%	4.53%
Old Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	8.54%	9.04%	6.18%	9.71%
New Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	8.25%	9.23%	6.25%	9.80%
The Old Conservative Allocation Fund Custom Index consisted of 30% Russell 3000 Index, 5% MSCI EAFE Index and 65% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. The New Conservative Allocation Fund Custom Index consists of 28% Russell 3000 Index, 7% MSCI AWCI ex-USA Index and 65% Barclays U.S. Aggregate Bond Index. The custom index is being changed to better reflect the manner in which the fund is being managed.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

MODERATE ALLOCATION FUND

Investment Objective
The Moderate Allocation Fund seeks capital appreciation, income and moderated market risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Annual Fund Operating Expenses	0.31%	0.56%
Plus: Acquired Fund Fees and Expenses[1]	0.60%	0.60%
Total Annual Fund Operating Expenses	0.91%	1.16%
1 Acquired fund fees and expenses reflect current fees of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 93	$ 290	$ 504	$1,120
Class II	118	368	638	1,409

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-15%	money market funds;
10-60%	debt securities (e.g., bond funds and convertible bond funds);
0-20%	below-investment grade (“junk”) debt securities (e.g., high income funds);
20-80%	equity securities (e.g., U.S. stock funds);
0-50%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and
0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2013, the dollar weighted average maturity of the fund’s debt portfolio was 6.33 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
The investment adviser waived 0.10% of the 0.30% annualized management fee for the period June 30, 2006 through April 30, 2008. If the management fee had not been waived, returns for Class I shares would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	12.22%
Worst Calendar Quarter:	4Q 2008	-16.16%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 5/1/2009
Class I Shares	15.66%	11.64%	4.62%	N/A
Class II Shares	15.37%	N/A	N/A	11.91%

S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	32.39%	17.94%	7.41%	19.84%
Old Moderate Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	16.10%	11.75%	6.11%	12.78%
New Moderate Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	16.13%	12.53%	6.71%	13.41%
The Old Moderate Allocation Fund Custom Index consisted of 45% Russell 3000 Index, 15% MSCI EAFE Index and 40% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. The New Moderate Allocation Fund Custom Index consists of 48% Russell 3000 Index, 12% MSCI AWCI ex-USA Index and 40% Barclays U.S. Aggregate Bond Index. The custom index is being changed to better reflect the manner in which the fund is being managed.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

AGGRESSIVE ALLOCATION FUND

Investment Objective
The Aggressive Allocation Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Annual Fund Operating Expenses	0.31%	0.56%
Plus: Acquired Fund Fees and Expenses[1]	0.62%	0.62%
Total Annual Fund Operating Expenses	0.93%	1.18%
1 Acquired fund fees and expenses reflect current fees of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 95	$ 296	$ 515	$1,143
Class II	120	375	649	1,432

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-10%	money market funds;
0-40%	debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
30-90%	equity securities (e.g., U.S. stock funds);
0-60%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and
0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2013, the dollar weighted average maturity of the fund’s debt portfolio was 7.40 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. To the extent that the fund invests in underlying funds that invest in debt securities, the fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
The investment adviser waived 0.10% of the 0.30% annualized management fee for the period June 30, 2006 through April 30, 2008. If the management fee had not been waived, returns for Class I shares would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	17.13%
Worst Calendar Quarter:	4Q 2008	-23.84%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 5/1/2009
Class I Shares	22.35%	14.24%	4.47%	N/A
Class II Shares	22.05%	N/A	N/A	14.53%

S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	32.39%	17.94%	7.41%	19.84%
Old Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	23.41%	13.84%	5.48%	15.27%
New Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	24.50%	15.72%	6.96%	16.96%
The Old Aggressive Allocation Fund Custom Index consisted of 55% Russell 3000 Index, 30% MSCI EAFE Index and 15% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. The New Aggressive Allocation Fund Custom Index consists of 64% Russell 3000 Index, 16% MSCI AWCI ex-USA Index and 20% Barclays U.S. Aggregate Bond Index. The custom index is being changed to better reflect the manner in which the fund is being managed.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

MONEY MARKET FUND

Investment Objective
The Money Market Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.45%	0.45%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1,2]	0.46%	0.71%
1 The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), and the fund’s distributor, MFD Distributor, LLC (“MFD”), have agreed to waive fees and/or reimburse fund expenses, including management and 12b-1 fees, to the extent necessary to prevent a negative yield for Class I and Class II shares of the fund.
2Total Annual Fund Operating Expenses do not match the financial statements for the year ended December 31, 2013 due to the fees waived by Madison and MFD to prevent a negative yield.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 47	$ 148	$ 258	$ 579
Class II	73	227	395	883

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Principal Investment Strategies
The fund invests exclusively in U.S. dollar-denominated money market securities maturing in 13months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund’s assets must be invested in securities rated in the two highest rating categories.
The fund may invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund’s assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.

To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.
Principal Risks
As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline.
During unusual periods of credit market illiquidity, it is possible that the fund’s holdings of commercial paper could be subject to principal loss in the event the fund needs to raise cash to meet redemptions.
An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
The investment adviser waived a portion of its management fee for the period January 12, 2009 through December 31, 2013. If the management fee had not been waived, returns for Class I and Class II shares would have been lower. In addition, the distributor waived all or a portion of its distribution fee for the periods May 1, 2009 through December 31, 2013. If the distribution fee was not waived, returns for Class II shares would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2006	1.20%
Worst Calendar Quarter:	All quarters in 2009, 2010, 2011, 2012, 2013	0.00%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009

Class I Shares	0.00%	0.00%	1.45%	N/A
Class II Shares	0.00%	N/A	N/A	0.00%
90-Day U.S. Treasury Bill (reflects no deduction for sales charges, account fees, expenses or taxes)	0.04%	0.07%	1.59%	0.09%

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts or CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid daily. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

CORE BOND FUND

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.55%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.81%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 57	$ 179	$ 313	$ 701
Class II	83	259	450	1,002

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index, the duration of which as of December 31, 2013 was 5.74 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

The fund is managed so that, under normal market conditions, the dollar weighted average maturity of the fund will be 10 years or less. The dollar weighted average maturity of the fund as of December 31, 2013 was 6.151years. The fund strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The fund generally holds 150-275 individual securities in its portfolio at any given time and may invest in the following instruments:

•
Corporate debt securities: securities issued by domestic and foreign (including emerging market) corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•
Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

•
Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the fund is permitted to invest (including up to 20% of the fund’s assets in junk bonds); and

•
Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal market conditions, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Mortgage-Backed Securities Risk. The fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, the fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.
Credit Risk and Prepayment/Extension Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.
Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2006	3.71%
Worst Calendar Quarter:	2Q 2004	-2.55%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	-2.24%	3.97%	3.76%	N/A
Class II Shares	-2.49%	N/A	N/A	3.83%

Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-2.34%	4.27%	4.59%	4.53%

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments), Randy Johnson, CFA (Vice President, Portfolio Manager), and Greg Poplett, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since July 2009 and Messrs. Johnson and Poplett have served in this capacity since June 2013.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

HIGH INCOME FUND

Investment Objective
The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	1.01%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 78	$ 243	$ 422	$ 952
Class II	103	322	558	1,236
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign (including emerging market) corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations, government obligations and mortgage-backed securities. Up to 25% of the fund’s assets may be invested in the securities of issuers in any one industry, and up to 50% of the fund’s assets may be invested in restricted securities (a restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended). The dollar weighted average maturity of the fund as of December 31, 2013 was 6.48 years.

In selecting the fund’s investments, the portfolio managers employ a multi-faceted, “bottom up” investment approach that utilizes proprietary analytical tools which are integral to assessing the potential risk and relative value of each investment and also assist in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities. Investment candidates are analyzed in depth at a variety of risk levels. Investments are not made on the basis of one single factor. Rather, investments are made based on the careful consideration of a variety of factors, including:

•	Analyses of business risks (including leverage risk) and macro risks (including interest rate trends, capital market conditions and default rates);

•	Assessment of the industry’s attractiveness and competitiveness;

•	Evaluation of the business, including core strengths and competitive weaknesses;

•	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers; and

•	Quantitative analyses of the company’s financial statements.

The fund does not have a stated minimum or maximum number of holdings. The number of issuers in the fund’s portfolio typically ranges from 85 to 120 depending on the market environment.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Interest Rate/Credit Risks. The fund is subject to interest rate risk and above-average credit risk, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the fund invests a significant portion of its assets in these securities, the fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund's ability to sell these securities (see “Liquidity Risk” above). If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Prepayment/Extension Risk. The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2009	9.51%
Worst Calendar Quarter:	4Q 2008	-10.47%
Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	5.49%	13.08%	6.98%	N/A
Class II Shares	5.23%	N/A	N/A	10.61%

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for sales charges, account fees, expenses or taxes)	7.41%	18.70%	8.46%	15.99%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Shenkman Capital Management, Inc. (“Shenkman”). Shenkman manages the fund using an investment team structure. The members of the investment team are: Mark Shenkman (President and Chief Investment Officer of Shenkman), Eric Dobbin (Senior Vice President and Portfolio Manager of Shenkman), Justin Slatky (Senior Vice President and Senior Portfolio Manager of Shenkman), Mark Flanagan (Executive Vice President and Portfolio Manager of Shenkman) and Steven Schweitzer (Senior Vice President and Portfolio Manager of Shenkman).
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

DIVERSIFIED INCOME FUND

Investment Objective
The Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.70%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.96%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 73	$ 227	$ 395	$ 883
Class II	98	306	531	1,178

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the fund’s assets, real estate securities may constitute up to 25% of the fund’s assets, foreign (including emerging market) stocks and bonds may constitute up to 25% of the fund’s assets, and money market instruments may constitute up to 25% of the fund’s assets. Although the fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

With regard to the fixed income component of the fund, while there is no maturity strategy utilized, the fund is managed with the goal of being between 90-110% of the market benchmark duration. The dollar-weighted average maturity of the fund’s bond portfolio as of December 31, 2013 was 6.609 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. As of December 31, 2013, the duration of the fund’s bond portfolio was 4.864 years, and the duration of the benchmark index (which, for this purpose, is the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index), was 5.595 years.
The balance between the two strategies of the fund-i.e., fixed income investing and equity investing-is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums. With regard to the equity portion of the fund, the fund generally holds 40-55 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.
The fund’s investment strategy reflects the general “Participate and Protect®” investment philosophy of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”). Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. The fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the fund may invest a significant portion of its assets in these securities, the fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.

Option Risk. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option also has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to broad measures of market performance, as well as a custom index that consists of 50% Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index and 50% of the S&P 500 Index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2009	7.65%
Worst Calendar Quarter:	4Q 2008	-7.30%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	16.07%	10.93%	6.34%	N/A
Class II Shares	15.78%	N/A	N/A	12.29%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	32.39%	17.94%	7.41%	19.84%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-2.34%	4.27%	4.59%	4.53%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.90%	11.27%	6.29%	12.24%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) and Chris Nisbet, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since 1998, Mr. Lefurgey has served in this capacity since May 2013 and Mr. Nisbet has served in this capacity since June 2013.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

LARGE CAP VALUE FUND

Investment Objective
The Large Cap Value Fund seeks long-term capital growth, with income as a secondary consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.60%	0.60%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.61%	0.86%

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 62	$ 195	$ 340	$ 762
Class II	88	274	477	1,061

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The fund will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in large cap stocks (generally, stocks with a market capitalization of the companies represented in the Russell 1000® Value Index-as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $0.488 billion). The fund follows what is known as a “value” approach, which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund may also invest in warrants, convertible securities, preferred stocks and debt securities

(including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency) and emerging market securities, and may invest in exchange traded funds (“ETFs”) that are registered investment companies. The fund generally holds 45-60 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.
The fund’s investment strategy reflects the general “Participate and Protect®” investment philosophy of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”).  Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. The fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2009	15.09%
Worst Calendar Quarter:	4Q 2008	-20.99%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	30.07%	14.48%	6.17%	N/A
Class II Shares	29.74%	N/A	N/A	17.35%
Russell 1000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	32.53%	16.67%	7.58%	19.91%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Jay Sekelsky, CFA (Executive Director, Chief Investment Officer) and Drew Justman, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since July 2009, Mr. Sekelsky has served in this capacity since July 2010 and Mr. Justman has served in this capacity since May 2014.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

LARGE CAP GROWTH FUND

Investment Objective
The Large Cap Growth Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	1.06%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 83	$ 259	$ 450	$1,002
Class II	108	337	585	1,294

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in such large cap stocks. For this purpose, the term “large cap stock” refers to stocks with a market capitalization of the companies in the Russell 1000® Growth Index (as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $0.526 billion). For purposes of the 80% large cap stock allocation discussed above, the stocks selected for the fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth and, to a lesser extent, less established companies that may offer more rapid growth potential. The fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in 45-65 companies at any given time. This reflects the belief of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the fund’s investment objectives.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investing Risk. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than a large cap value security.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	14.23%
Worst Calendar Quarter:	4Q 2008	-21.54%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	30.51%	17.28%	6.54%	N/A
Class II Shares	30.18%	N/A	N/A	16.11%
Russell 1000® Growth Index (reflects no deduction for sales charges, account fees, expenses or taxes)	33.48%	20.39%	7.83%	20.56%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), Ray DiBernardo, CFA (Vice President, Portfolio Manager) and Walter Dewey, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Sekelsky, DiBernardo and Dewey have co-managed the fund since May 2013.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

Mid Cap Fund

Investment Objective
The Mid Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	1.16%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 93	$ 290	$ 504	$1,120
Class II	118	368	638	1,409

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize” is defined as those companies with market capitalizations of between $500 million and $25 billion). Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in such mid cap securities. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities, and up to 25% of its assets in foreign securities (including emerging market securities).
The fund generally holds 25-40 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser, Madison Asset Management, LLC ("Madison"), that your money should be invested in the adviser’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the fund’s investment objectives.

The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio manager believes in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for the stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	27.68%
Worst Calendar Quarter:	4Q 2008	-32.68%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	29.28%	22.67%	8.19%	N/A
Class II Shares	28.95%	N/A	N/A	20.12%

Russell Midcap® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	34.76%	22.36%	10.22%	22.79%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Richard Eisinger (Managing Director, Portfolio Manager) and Matt Hayner, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Eisinger and Hayner have served in this capacity since May 2010.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life

Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

SMALL CAP FUND
Investment Objective
The Small Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	1.10%	1.10%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.02%
Total Annual Fund Operating Expenses	1.11%	1.37%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 113	$ 353	$ 612	$1,352
Class II	139	434	750	1,646

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, “small cap companies” are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000® Index (as of the most recent reconstitution date, the range of market capitalizations included in the Russell 2000® index was $129 million to $3.3 billion; the S&P SmallCap 600 Index does not have an annual or semi-annual reconstitution - rather, changes are made as deemed necessary by S&P so that as of 12-31-12, the range of market capitalizations included in the index was $70 million to $3.7 billion). Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in small cap securities.

The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above-average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the subadviser seeks to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies. Under normal circumstances, the fund will generally hold 60-90 individual securities, however, the fund may hold more or less at any given time as deemed appropriate by the portfolio manager.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Small Cap Risk-Price Volatility. Due to its focus on small cap companies, the fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.
Small Cap Risk-Illiquidity. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for the fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.
Value Investing Risk. The fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	3Q 2009	21.55%
Worst Calendar Quarter:	4Q 2008	-23.32%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 5/1/2007	Since Inception 5/1/2009
Class I Shares	32.77%	20.86%	8.62%	N/A
Class II Shares	32.44%	N/A	N/A	22.23%

Russell 2000® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	38.82%	20.08%	6.94%	22.16%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Wellington Management Company, LLP (“Wellington Management”). Timothy J. McCormack, CFA (Senior Vice President and Equity Portfolio Manager of Wellington Management) is the fund’s portfolio manager, and Shaun F. Pedersen (Senior Vice President and Equity Portfolio Manager of Wellington Management) is involved in portfolio management and securities analysis for the fund. Mr. McCormack has served in this capacity since July 2008, and Mr. Pedersen has served in this capacity since 2006.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

INTERNATIONAL STOCK FUND

Investment Objective
The International Stock Fund seeks long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	1.20%	1.20%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.46%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$ 123	$ 384	$ 665	$1,466
Class II	149	462	797	1,746

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in the stock of foreign companies. For this purpose, a foreign company is one whose principal operations are located outside the U.S., or that is organized outside the U.S., whose securities are principally traded outside of the U.S., and/or whose securities are quoted or denominated in a foreign currency. The types of stocks that the fund may invest in include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency),, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities, of issuers located in at least three countries other than the U.S. and generally holds 25-50 individual securities in its portfolio at any given time.
Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East (“MSCI EAFE”) Index. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The subadviser typically maintains this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a “value” approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. A portion of the fund is invested in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

Foreign Security and Emerging Market Risk. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

•	Fluctuations in currency exchange rates.

•	Higher trading and custody charges compared to securities of U.S. companies.

•
Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

•	Less stringent securities regulations than those of the U.S.

•	Potential political instability.

•
Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
For periods shown prior to December 31, 2013, the investment results reflect the fund’s performance under the management of the previous subadviser.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	22.70%
Worst Calendar Quarter:	3Q 2011	-18.17%
Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years	Since Inception 5/1/2009
Class I Shares	20.76%	13.12%	8.25%	N/A
Class II Shares	20.45%	N/A	N/A	14.69%

MSCI EAFE Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	22.78%	12.44%	6.91%	14.08%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to NorthRoad Capital Management LLC (“NorthRoad”) - an affiliate of Madison. Chuck Saunders, CFA (Principal of NorthRoad), Jim Shore, CFA (Principal of NorthRoad), and Ray Vars, CFA (Principal of NorthRoad), co-manage the fund. NorthRoad and each of Messrs. Saunders, Shore and Vars have served in this capacity since December 31, 2013.
Purchase and Sale of Fund Shares
Class I and II shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL RISKSADDITIONAL RISKS

Unknown Market Risks
Investing in the funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of the funds.

Fixed-Income Market Capacity Risks
While assets in bond mutual funds and ETFs have grown rapidly in recent years, dealer capacity in the fixed income markets appears to have undergone fundamental changes.  Recent analyses indicate that primary dealer inventories of corporate bonds appear to be at an all-time low since the financial crisis of 2008. This apparent reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements at the holding company level.  A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.   This may be compounded if and when the U.S. Federal Reserve Board tapers back or eliminates its fixed-income purchasing activity and interest rates rise as a result.  Therefore, although our funds that invest in fixed income securities seek to invest in liquid securities, you should be aware that fixed-income market structural deficiencies may cause even the most liquid of securities to become illiquid.  This could negatively affect the price of these securities and the value of an investment in the fund.

THE SHARES

As used herein, the term “Target Allocation Funds” refers to the Conservative Allocation Fund, the Moderate Allocation Fund and the Aggressive Allocation Fund.

Offer
The Ultra Series Fund (the “Trust”) offers two classes of shares: Class I and Class II. Both classes of shares are offered to separate accounts (“CMFG Life Accounts”) of CMFG Life Insurance Company (“ CMFG Life” - f/k/a CUNA Mutual Insurance Society) and Class I shares are also offered to certain CMFG Life’s pension plans (“CMFG Life Plans”). The Trust may, in the future, offer these and/or other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CMFG Life. The Trust does not offer shares directly to the general public. The Trust offers additional funds through a separate prospectus.
The Trust has entered into a participation agreement with CMFG Life, the sponsor of each CMFG Life Account, and with each CMFG Life Plan, setting forth the terms and conditions pursuant to which said accounts and plans may purchase and redeem shares of the funds.
Investments in the Trust by CMFG Life Accounts are made through either variable annuity or variable life insurance contracts (collectively, "variable contracts"). Purchase payments under the variable contracts and the CMFG Life Plans are placed into one or more subaccounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.
When used in connection with variable contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.

Pricing Of Fund Shares
Each fund’s shares will be purchased and redeemed at the share’s net asset value (“NAV”) without sales or redemption charges.

The NAV per share for a fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received by CMFG Life Accounts and CMFG Life Plans after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) will be processed using the next day’s NAV. The NAV per share for each fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For all funds other than the Money Market Fund, a fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Because the assets of each Target Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds.
Because each Target Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the funds’ investment adviser, Madison Asset Management, LLC (“Madison”), will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.
If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
The securities held by the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than evaluating actual changes in the market value of the instrument. The Money Market Fund’s NAV is normally expected to be $1 per share.
To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

Purchase And Redemption
For each day on which a fund’s NAV is calculated, the CMFG Life Accounts transmit to the fund orders to purchase or redeem shares of the fund based on the purchase, redemption (surrender), and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, CMFG Life Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of CMFG Life Plan trustees or participants. CMFG Life Accounts and CMFG Life Plans purchase and redeem shares of each fund at the fund’s NAV per share calculated as of the day the order is received by such Accounts and Plans, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV, without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations. For a more detailed description of the procedures for allocating value in a subaccount to a fund, owners of individual variable contracts should refer to the separate prospectus for their contracts, while CMFG Life Plan participants should refer to their plan documents.
Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the CMFG Life Accounts if such sales are not in the Trust’s or a fund’s best interests. For example, the Trust may reject purchase orders from CMFG Life Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the efforts of variable contract owners to time the market or arbitrage the changing value of a fund’s assets between daily pricing.

Conflicts
A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and CMFG Life Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts or to CMFG Life Plan participants. Nonetheless, the Board monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, CMFG Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the CMFG Life Accounts and/or CMFG Life Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

Distribution And Service Plan
The Trust has adopted a distribution and service plan for Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the Trust pays its principal distributor, Mosaic Funds Distributor, LLC (“MFD”), a distribution and service fee equal to 0.25% of the average daily net assets attributable to the Class II shares of each fund. In return for the fee, MFD provides, and compensates dealers that provide, distribution and shareholder servicing services to the funds and their shareholders. This fee increases the cost of investment in the Class II shares of the funds and, over time, will cause the Class II shares to cost more than an investment in Class I shares.

Frequent Trading
The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the fund’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts and qualified pension and retirement plans which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.
Such practices often disrupt the orderly management of a fund’s investment portfolio by, among other things:

•	requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings;

•	necessitating premature liquidation of certain investments at unfavorable prices; or

•	increasing brokerage commissions and other portfolio transaction expenses.

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.
The Trust’s Board has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include: (1) a policy of not knowingly accommodating variable contract owner and/or plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds included within the Trust provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of fund shares.
In addition to the above, to combat dilution of the value of long-term shareholders’ interests in the funds, the Board has adopted policies and procedures for the funds to employ fair valuation procedures on the securities held in their portfolios.
Except as set forth below, currently, the only shareholders of the Trust are the CMFG Life Accounts and the CMFG Life Plans. CMFG Life and/or its affiliates each own shares of the Trust as well. Although each CMFG Life Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to the funds unless they are large in relation to a fund’s size and not the random result of net variable contract owner transactions in a CMFG Life Account or participant transactions in a CMFG Life Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) “frequent trading,” (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the funds compute their NAV, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the CMFG Life Accounts or Plans, the Trust has adopted, as its own, the disruptive trading policy of CMFG Life for the CMFG Life Accounts and Plans. The policy provides for CMFG Life to monitor individual contract value transfer patterns and individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMFG Life examines to determine if disruptive trading has taken place.
CMFG Life applies the policies and procedures for each CMFG Life Account uniformly to all variable contracts issued through that account. Likewise, CMFG Life applies its policies and procedures for each CMFG Life Plan uniformly to all participants in that plan.
In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of the funds to a CMFG Life Account through which offending variable contract owners may be operating or to a CMFG Life Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that account or participants in that plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the CMFG Life Account or Plan in question, the Trust may not take such action on a uniform basis for all CMFG Life Accounts or Plans.
Although the Trust will endeavor to ensure that each CMFG Life Account and Plan can and does identify and deter disruptive trading by its variable contract owners and participants, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in the funds is subject to the risks of disruptive trading.

Disclosure of Portfolio Holdings
A complete description of the funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI. Please see the back cover of this prospectus for information about the SAI.

Dividends
Dividends of each fund are distributed to the fund’s corresponding separate account for variable contracts and qualified retirement plans and automatically reinvested in additional fund shares.
Dividends from the Money Market Fund are declared and reinvested daily in full and fractional shares of the fund. Dividends of ordinary income from the other funds are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these other funds are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.
The funds’ distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

Taxes
For federal income tax purposes, each fund is treated as a separate entity from the other funds included within the Trust. Each fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the CMFG Life Accounts or Plans. Further, the funds intend to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.
The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of CMFG Life. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in the funds are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.
For more information about the tax status of the funds, see “Taxes” in the SAI.

INVESTMENT ADVISER

General
The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2013, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the funds’ activities. Investment decisions regarding each of the funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of senior officers and managers of Madison.
Investment Advisory Agreement
As payment for its services as the investment adviser, Madison receives a management fee based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. This fee is a unitary fee and covers all of the funds’ expenses other than (1) fees and expenses of the funds’ independent trustees and independent auditors, (2) compliance costs, (3) interest on borrowings (if any), and (4) taxes and extraordinary expenses. Management fees are currently set at the following annual rates:

Fund Name	Management Fee	Fund Name	Management Fee
Conservative Allocation Fund	0.30%	Diversified Income Fund	0.70%
Moderate Allocation Fund	0.30%	Large Cap Value Fund	0.60%
Aggressive Allocation Fund	0.30%	Large Cap Growth Fund	0.80%
Money Market Fund	0.45%[1]	Mid Cap Fund	0.90%
Bond Fund	0.55%	Small Cap Fund	1.10%
High Income Fund	0.75%	International Stock Fund	1.20%
1 Madison and MFD Distributor, LLC have agreed to waive fees and reimburse fund expenses, including management fees and 12b-1 fees, to the extent necessary to prevent a negative yield for the fund.
A discussion regarding the basis for the approval of the funds’ investment advisory contract by the Board of Trustees is contained in the funds’ annual report to shareholders for the period ended December 31, 2013.
Subadvisers
Madison currently manages the assets of all of the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocate some or all of the funds’ assets among one or more specialist subadvisers. Madison selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and Madison does not expect frequent changes in subadvisers. Madison compensates subadvisers out of its own assets.
Madison monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund’s investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board of Trustees that a fund employ or terminate particular subadvisers. The Trust and Madison received an exemptive order from the SEC that permits the Board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an “information statement” within 90 days after the date of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.
With regard to the funds discussed in this prospectus, Madison currently uses a subadviser for the High Income, Small Cap and International Stock Funds. A discussion regarding the basis for approval of the sub-advisory contracts for these funds can be found in the funds’ annual report to shareholders for the period ended December 31, 2013.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the funds set forth below without the assistance of a subadviser. On a day-to-day basis, the funds are generally managed by members of the applicable asset allocation, fixed income or equity management teams at the firm. The following individuals are primarily responsible for the day-to-day management of these funds:
Target Allocation Funds. The Target Allocation Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Vice President and Portfolio Manager of Madison, has co-managed the funds since January 2008. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.
Core Bond Fund. The Core Bond Fund is co-managed by Paul Lefurgey, CFA, Randy Johnson, CFA and Greg Poplett, CFA. Mr. Lefurgey, Executive Director and Head of Fixed Income Investments of Madison, has co-managed the fund since July 2009. Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President and the head of fixed income management at MCA since 2003. Mr. Johnson, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013, and has been a member of the fixed income team at Madison since 2011. For the 15 years prior to that, he was employed as portfolio manager at Concord Asset Management, LLC in Chicago, IL (an affiliate of Madison). Mr. Poplett, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013, and has been a member of the fixed income team at Madison since 2004. Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN.
Diversified Income Fund. The Diversified Income Fund is co-managed by John Brown, CFA, Paul Lefurgey, CFA and Chris Nisbet, CFA. Mr. Brown, Vice President and Portfolio Manager of Madison, has co-managed the fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Lefurgey, whose biographical data is provided above, has co-managed the fund since May 2013. Mr. Nisbet, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013. Mr. Nisbet has been with Madison since 1992 in various roles, including, during the past five years, fixed income analyst and portfolio manager. Prior to May 2007, the fund was known as the Balanced Fund and was managed utilizing a different investment strategy than that used currently.
Large Cap Value Fund. The Large Cap Value Fund is co-managed by John Brown, CFA, Jay Sekelsky, CFA and Drew Justman, CFA. Mr. Brown, whose biographical data is provided above, has co-managed the fund since July 2009. Mr. Sekelsky, who joined Madison in 1990, is an Executive Director, the Chief Investment Officer and Head of Equity Investments for Madison. Mr. Sekelsky has co-managed the fund since July 2010. Mr. Justman, Vice President and Portfolio Manager of Madison, has co-managed the fund since May 2014. Mr. Justman, who joined Madison in July 2005 as a research analyst, specializes in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch.
Large Cap Growth Fund. The Large Cap Growth Fund is co-managed by Jay Sekelsky, CFA, Ray DiBernardo, CFA, and Walter Dewey, CFA. Messrs. Sekelsky, DiBernardo and Dewey have co-managed the fund since May 2013. Biographical information for Mr. Sekelsky is provided above. Mr. DiBernardo, Vice President and Portfolio Manager of Madison, has been with Madison since 2003. Prior to joining Madison, Mr. DiBernardo was employed at Concord Trust in Chicago, Illinois as well as a Toronto-based international equity firm. Mr. Dewey, Vice President and Portfolio Manager of Madison, has been with Madison since December 2012. Prior to that, he served as a portfolio manager for Reinhart Partners, Inc. (“Reinhart”), an investment advisory firm, since 2008. For the twenty years prior to joining Reinhart, Mr. Dewey was a portfolio manager for U.S. Bancorp in Madison, WI.
Mid Cap Fund. The Mid Cap Fund is co-managed by Richard Eisinger and Matt Hayner, CFA. Mr. Eisinger, Managing Director and Portfolio Manager of Madison, has co-managed the fund since May 2010. Mr. Eisinger, who is a senior member of Madison’s equity management team, has had primary responsibility for management of the firm’s mid-cap equity portfolios since he joined MIH in 1998. Mr. Hayner, Vice President and Portfolio Manager of Madison, has co-managed the fund since May 2010. Mr. Hayner, has been a member of Madison’s equity management team since 2002.
Shenkman Capital Management, Inc.
Madison has delegated the day-to-day management of the following fund to Shenkman Capital Management, Inc. (“Shenkman”) 461 Fifth Avenue, 22nd Floor, New York, New York 10017. Shenkman is independently owned by Mark R. Shenkman, the Shenkman family, senior team members, and one outside director and focuses exclusively on managing high yield assets. Shenkman manages assets for institutional, endowment, ERISA, foundation, public pension and high net worth individual accounts. As of December 31, 2013, Shenkman managed approximately $24.1 billion in assets, which included investment advisory services for eight other registered investment companies having aggregate assets of approximately $3.1 billion.

High Income Fund. The High Income Fund is managed under an investment team structure by Mark Shenkman, Eric Dobbin, Justin Slatky, Mark Flanagan and Steven Schweitzer. Mr. Shenkman, as Chief Investment Officer of Shenkman, has the ultimate authority and accountability with respect to decisions made by the high yield bond team. Mr. Dobbin is the lead portfolio manager for the fund and is responsible for reviewing the overall composition of the portfolio and implementing trades based on the credit decisions made by the high yield bond team. Messrs. Slatky, Flanagan and Schweitzer are the remaining members of the high yield bond team. Together with Messrs. Shenkman and Dobbin, they generate investment ideas and provide ongoing evaluation of current fund investments. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman since he founded the company in 1985. Mr. Dobbin, Senior Vice President and Portfolio Manager of Shenkman, joined the firm in 2006 as a portfolio manager. Mr. Slatky, Senior Vice President and Senior Portfolio Manager of Shenkman, joined the firm in 2011. Mr. Flanagan, Executive Vice President and Portfolio Manager of Shenkman, joined the firm in 1992. Mr. Schweitzer, Senior Vice President and Portfolio Manager of Shenkman, joined the firm in 1996. Prior to February 2005, the fund was managed by a different subadviser.
Wellington Management Company, LLP
Madison has delegated the day-to-day management of the following fund to Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.
Small Cap Fund. The Small Cap Fund is managed by Timothy J. McCormack, CFA. Mr. McCormack, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since July 2008, and has been involved in portfolio management and securities analysis for the fund since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000. Shaun F. Pedersen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.
NorthRoad Capital Management LLC
Madison has delegated the day-to-day management of the following fund to NorthRoad Capital Management LLC (“NorthRoad”), 295 Madison Avenue, 27th Floor, New York, New York 10017. NorthRoad is an investment advisory firm specializing in international/global equity investing. NorthRoad is an affiliate of Madison and both are under the common control of Madison Investment Holdings, Inc. As of December 31, 2013, NorthRoad, which was founded in 2002, managed approximately $490 million in assets, consisting primarily of institutional accounts.
International Stock Fund. The International Stock Fund is co-managed by Chuck Saunders, Jim Shore and Ray Vars, each of whom is a Principal of NorthRoad and holds the CFA designation. Prior to joining NorthRoad in 2005, Mr. Saunders was responsible for the International Equity Fund for the State of Wisconsin Investment Board. Mr. Saunders was Vice President, Investment Banking, for The Industrial Bank of Japan in Tokyo from 1988-1994. Prior to becoming a founding member of NorthRoad in 2002, Mr. Shore was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global industrials analyst. Before Lazard, he was an international Portfolio Manager/Analyst with Brandes Investment Partners, Inc. Prior to becoming a founding member of NorthRoad in 2002, Mr. Vars was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global auto industry analyst as well as a quantitative analyst. Before joining Lazard in 1995, he was an analyst at Asset Strategy Consulting. Collectively, Messrs. Saunders, Shore and Vars have co-managed the fund since June 2011. Prior to December 31, 2013, the International Stock Fund was managed by a different subadviser.
Information regarding the portfolio managers’ compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the funds’ financial performance for the past five years (or since inception of the fund if less than five years). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions.
The financial highlights for each of the periods presented below have been derived from the funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements and financial highlights, is incorporated by reference in the SAI and included in the funds’ annual report, each of which is available upon request.

Financial Highlights for a Share of Beneficial Interest Outstanding
CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 10.45	$ 9.96	$ 10.01	$ 9.61	$ 8.48
Income from Investment Operations:
Net investment income[2]	0.25	0.29	0.28	0.29	0.29
Net realized and unrealized gain on investments	0.55	0.60	0.03	0.52	1.12
Total from investment operations	0.80	0.89	0.31	0.81	1.41
Less Distributions:
Distributions from net investment income	(0.27)	(0.40)	(0.35)	(0.41)	(0.28)
Distributions from capital gains	(0.28)	-	-	-	-
Distributions from return of capital	-	-	(0.01)	-	-
Total distributions	(0.55)	(0.40)	(0.36)	(0.41)	(0.28)
Net increase (decrease) in net asset value	0.25	0.49	(0.05)	0.40	1.13
Net Asset Value at end of period	$ 10.70	$ 10.45	$ 9.96	$ 10.01	$ 9.61
Total Return (%)[3]	7.61	8.98	3.14	8.37	16.76
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 181,427	$ 195,526	$ 184,431	$ 195,657	$ 176,322
Ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	2.27	2.79	2.76	2.90	3.23
Portfolio Turnover (%)6	70	44	36	36	47

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$ 10.43	$ 9.95	$ 10.00	$ 9.61	$ 8.51
Income from Investment Operations:
Net investment income[2]	0.22	0.26	0.27	0.35	0.28
Net realized and unrealized gain on investments	0.55	0.61	0.02	0.43	0.99
Total from investment operations	0.77	0.87	0.29	0.78	1.27
Less Distributions:
Distributions from net investment income	(0.24)	(0.39)	(0.33)	(0.39)	(0.17)
Distributions from capital gains	(0.28)	-	-	-	-
Distributions from return of capital	-	-	(0.01)	-	-
Total distributions	(0.52)	(0.39)	(0.34)	(0.39)	(0.17)
Net increase (decrease) in net asset value	0.25	0.48	(0.05)	0.39	1.10
Net Asset Value at end of period	$ 10.68	$ 10.43	$ 9.95	$ 10.00	$ 9.61
Total Return (%)[3]	7.34	8.71	2.89	8.10	14.91[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 40,069	$ 42,691	$ 43,203	$ 35,425	$ 12,829
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.55	0.56[5]
Ratio of net investment income to average net assets (%)	2.04	2.49	2.67	3.47	4.38[5]
Portfolio turnover (%)[6]	70	44	36	36	47[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
MODERATE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 10.11	$ 9.42	$ 9.49	$ 8.87	$ 7.51
Income from Investment Operations:
Net investment income[2]	0.19	0.23	0.20	0.20	0.18
Net realized and unrealized gain (loss) on investments	1.39	0.77	(0.01)	0.71	1.37
Total from investment operations	1.58	1.00	0.19	0.91	1.55
Less Distributions:
Distributions from net investment income	(0.21)	(0.31)	(0.26)	(0.29)	(0.19)
Net increase (decrease) in net asset value	1.37	0.69	(0.07)	0.62	1.36
Net Asset Value at end of period	$ 11.48	$ 10.11	$ 9.42	$ 9.49	$ 8.87
Total Return (%)[3]	15.66	10.54	2.03	10.22	20.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 370,954	$ 358,486	$ 346,733	$ 352,545	$ 332,428
Ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.75	2.32	2.07	2.24	2.29
Portfolio Turnover (%)[6]	66	49	25	34	52

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$ 10.08	$ 9.41	$ 9.48	$ 8.87	$ 7.56
Income from Investment Operations:
Net investment income[2]	0.16	0.20	0.18	0.25	0.19
Net realized and unrealized gain (loss) on investments	1.39	0.77	(0.01)	0.63	1.24
Total from investment operations	1.55	0.97	0.17	0.88	1.43
Less Distributions:
Distributions from net investment income	(0.18)	(0.30)	(0.24)	(0.27)	(0.12)
Net increase (decrease) in net asset value	1.37	0.67	(0.07)	0.61	1.31
Net Asset Value at end of period	$ 11.45	$ 10.08	$ 9.41	$ 9.48	$ 8.87
Total Return (%)[3]	15.37	10.26	1.78	9.94	18.82[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 34,965	$ 34,573	$ 35,873	$ 31,715	$ 12,162
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.56[5]
Ratio of net investment income to average net assets (%)	1.49	2.01	1.86	2.76	3.33[5]
Portfolio turnover (%)[6]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 9.75	$ 8.96	$ 9.08	$ 8.30	$ 6.57
Income from Investment Operations:
Net investment income[2]	0.12	0.17	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	2.07	0.84	(0.08)	0.81	1.74
Total from investment operations	2.19	1.01	0.04	0.92	1.84
Less Distributions:
Distributions from net investment income	(0.13)	(0.22)	(0.16)	(0.14)	(0.11)
Distributions from capital gains	(0.15)	-	-	-	-
Total distributions	(0.28)	(0.22)	(0.16)	(0.14)	(0.11)
Net increase (decrease) in net asset value	1.91	0.79	(0.12)	0.78	1.73
Net Asset Value at end of period	$ 11.66	$ 9.75	$ 8.96	$ 9.08	$ 8.30
Total Return (%)[3]	22.35	11.34	0.48	11.15	27.91
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$149,514	$142,755	$132,575	$126,270	$114,492
Ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.07	1.80	1.26	1.27	1.44
Portfolio Turnover (%)[6]	70	69	32	33	58

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$9.72	$8.95	$9.07	$8.30	$6.69
Income from Investment Operations:
Net investment income[2]	0.09	0.15	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.83	(0.08)	0.73	1.54
Total from investment operations	2.15	0.98	0.02	0.90	1.69
Less Distributions:
Distributions from net investment income	(0.1)	(0.21)	(0.14)	(0.13)	(0.08)
Distributions from capital gains	(0.15)	-	-	-	-
Total distributions	(0.25)	(0.21)	(0.14)	(0.13)	(0.08)
Net increase (decrease) in net asset value	1.90	0.77	(0.12)	0.77	1.61
Net Asset Value at end of period	$ 11.62	$ 9.72	$ 8.95	$ 9.07	$ 8.30
Total Return (%)[3]	22.05	11.06	0.23	10.87	25.09[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 1,911	$ 1,921	$ 1,786	$ 1,424	$ 514
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.56[5]
Ratio of net investment income to average net assets (%)	0.81	1.55	1.05	1.99	2.86[5]
Portfolio turnover (%)[6]	70	69	32	33	58[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
MONEY MARKET FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[2]	—	—	—	—	(0.00)[4]
Total from investment operations	—	—	—	—	—
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.00)[4]
Net increase in net asset value	—	—	—	—	—
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$36,922	$48,648	$61,682	$69,634	$92,463
Ratios of expenses to average net assets
Before waiver of expenses by adviser (%)	0.46	0.46	0.47	0.47	0.47
After waiver of expenses by adviser (%)	0.12[7]	0.11[7]	0.08[7]	0.14[7]	0.28[7]
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[2]	—	—	—	—	—
Net realized and unrealized gain (loss) on investments	—	—	—	—	—
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Net increase in net asset value	—	—	—	—	—
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00[5]
Total Return (%)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$1,730	$1,676	$979	$577	$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.71	0.71	0.72	0.73	0.73[6]
After waiver of expenses by Adviser (%)	0.12[7]	0.12[7]	0.07[7]	0.16[7]	0.20[6,7]
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00[6]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Amounts represent less than $0.005 per share.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount includes fees waived by the adviser.

Financial Highlights for a Share of Beneficial Interest Outstanding
CORE BOND FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.55	$10.57	$10.29	$10.14	$9.94
Income from Investment Operations:
Net investment income[2]	0.31	0.34	0.38	0.40	0.43
Net realized and unrealized gain (loss) on investments	(0.54)	—	0.31	0.20	0.21
Total from investment operations	(0.23)	0.34	0.69	0.60	0.64
Less Distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.41)	(0.45)	(0.44)
Net increase (decrease) in net asset value	(0.58)	(0.02)	0.28	0.15	0.20
Net Asset Value at end of period	$9.97	$10.55	$10.57	$10.29	$10.14
Total Return (%)[3]	(2.24)	3.21	6.73	5.92	6.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$270,289	$340,335	$375,325	$429,499	$541,789
Ratio of expenses to average net assets (%)	0.56	0.56	0.57	0.56	0.57
Ratio of net investment income to average net assets (%)	3.02	3.13	3.62	3.76	4.28
Portfolio Turnover (%)[6]	14	11	6	2	25

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$10.54	$10.56	$10.28	$10.14	$9.85
Income from Investment Operations:
Net investment income[2]	0.29	0.31	0.36	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.56)	0.01	0.31	0.20	0.28
Total from investment operations	(0.27)	0.32	0.67	0.57	0.55
Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.39)	(0.43)	(0.26)
Net increase (decrease) in net asset value	(0.59)	(0.02)	0.28	0.14	0.29
Net Asset Value at end of period	$9.95	$10.54	$10.56	$10.28	$10.14
Total Return (%)[3]	(2.49)	2.96	6.47	5.66	5.55[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$46,991	$49,456	$49,774	$35,750	$9,719
Ratios of expenses to average net assets (%)	0.81	0.81	0.82	0.81	0.82[5]
Ratio of net investment income to average net assets (%)	2.77	2.88	3.36	3.49	3.86[5]
Portfolio turnover (%)[6]	14	11	6	2	25[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
HIGH INCOME FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$9.37	$9.18	$9.42	$9.11	$7.34
Income from Investment Operations:
Net investment income[2]	0.52	0.61	0.65	0.72	0.68
Net realized and unrealized gain (loss) on investments	(0.01)	0.42	(0.18)	0.35	1.80
Total from investment operations	0.51	1.03	0.47	1.07	2.48
Less Distributions:
Distributions from net investment income	(0.66)	(0.84)	(0.71)	(0.76)	(0.71)
Net increase (decrease) in net asset value	(0.15)	0.19	(0.24)	0.31	1.77
Net Asset Value at end of period	$9.22	$9.37	$9.18	$9.42	$9.11
Total Return (%)[3]	5.49	11.23	5.01	11.73	34.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$43,622	$60,362	$86,462	$95,552	$107,722
Ratio of expenses to average net assets (%)	0.76	0.77	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	5.42	6.31	6.76	7.54	7.94
Portfolio Turnover (%)[6]	32	55	54	53	73

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$9.37	$9.19	$9.42	$9.11	$8.14
Income from Investment Operations:
Net investment income[2]	0.50	0.58	0.63	0.70	0.47
Net realized and unrealized gain (loss) on investments	—	0.42	(0.18)	0.34	0.96
Total from investment operations	0.50	1.00	0.45	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.64)	(0.82)	(0.68)	(0.73)	(0.46)
Net increase (decrease) in net asset value	(0.14)	0.18	(0.23)	0.31	0.97
Net Asset Value at end of period	$9.23	$9.37	$9.19	$9.42	$9.11
Total Return (%)[3]	5.23	10.95	4.75	11.45	17.49[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$6,906	$6,737	$6,213	$4,286	$1,148
Ratios of expenses to average net assets (%)	1.01	1.02	1.02	1.01	1.01[5]
Ratio of net investment income to average net assets (%)	5.17	6.02	6.52	7.2	7.65[5]
Portfolio turnover (%)[6]	32	55	54	53	73[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$18.29	$17.39	$16.62	$15.37	$14.46
Income from Investment Operations:
Net investment income[2]	0.46	0.49	0.51	0.56	0.60
Net realized and unrealized gain (loss) on investments	2.48	0.92	0.79	1.29	0.92
Total from investment operations	2.94	1.41	1.30	1.85	1.52
Less Distributions:
Distributions from net investment income	(0.47)	(0.51)	(0.53)	(0.60)	(0.61)
Net increase in net asset value	2.47	0.90	0.77	1.25	0.91
Net Asset Value at end of period	$20.76	$18.29	$17.39	$16.62	$15.37
Total Return (%)[3]	16.07	8.16	7.84	12.04	10.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$378,807	$359,022	$372,852	$384,709	$418,381
Ratio of expenses to average net assets (%)	0.71	0.71	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.31	2.69	2.94	3.50	4.12
Portfolio Turnover (%)[6]	17	17	19	23	26

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$18.26	$17.37	$16.61	$15.37	$13.74
Income from Investment Operations:
Net investment income[2]	0.41	0.44	0.46	0.52	0.35
Net realized and unrealized gain (loss) on investments	2.47	0.93	0.79	1.29	1.64
Total from investment operations	2.88	1.37	1.25	1.81	1.99
Less Distributions:
Distributions from net investment income	(0.43)	(0.48)	(0.49)	(0.57)	(0.36)
Net increase in net asset value	2.45	0.89	0.76	1.24	1.63
Net Asset Value at end of period	$20.71	$18.26	$17.37	$16.61	$15.37
Total Return (%)[3]	15.78	7.89	7.57	11.77	14.43[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$43,601	$34,908	$30,360	$22,309	$6,261
Ratios of expenses to average net assets (%)	0.96	0.96	0.97	0.97	0.97[5]
Ratio of net investment income to average net assets (%)	2.05	2.43	2.69	3.20	3.44[5]
Portfolio turnover (%)[6]	17	17	19	23	26[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
LARGE CAP VALUE FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$27.12	$24.78	$23.56	$22.17	$19.42
Income from Investment Operations:
Net investment income[2]	0.48	0.55	0.50	0.38	0.43
Net realized and unrealized gain (loss) on investments	7.67	2.37	1.24	1.46	2.76
Total from investment operations	8.15	2.92	1.74	1.84	3.19
Less Distributions:
Distributions from net investment income	(0.51)	(0.58)	(0.52)	(0.45)	(0.44)
Net increase in net asset value	7.64	2.34	1.22	1.39	2.75
Net Asset Value at end of period	$34.76	$27.12	$24.78	$23.56	$22.17
Total Return (%)[3]	30.07	11.82	7.38	8.29	16.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$576,731	$494,587	$485,978	$524,894	$630,764
Ratio of expenses to average net assets (%)	0.61	0.61	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.53	2.05	2.03	1.72	2.23
Portfolio Turnover (%)[6]	32	27	29	63	81

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$27.05	$24.73	$23.54	$22.17	$17.74
Income from Investment Operations:
Net investment income[2]	0.40	0.48	0.43	0.34	0.18
Net realized and unrealized gain (loss) on investments	7.64	2.37	1.25	1.44	4.45
Total from investment operations	8.04	2.85	1.68	1.78	4.63
Less Distributions:
Distributions from net investment income	(0.45)	(0.53)	(0.49)	(0.41)	(0.20)
Net increase in net asset value	7.59	2.32	1.19	1.37	4.43
Net Asset Value at end of period	$34.64	$27.05	$24.73	$23.54	$22.17
Total Return (%)[3]	29.74	11.55	7.11	8.02	26.09[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$6,875	$5,882	$5,697	$5,354	$2,552
Ratios of expenses to average net assets (%)	0.86	0.86	0.87	0.87	0.87[5]
Ratio of net investment income to average net assets (%)	1.28	1.80	1.78	1.51	1.28[5]
Portfolio turnover (%)[6]	32	27	63	63	81[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
LARGE CAP GROWTH FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$24.09	$21.84	$22.16	$19.87	$14.50
Income from Investment Operations:
Net investment income[2]	0.17	0.18	0.05	0.10	0.12
Net realized and unrealized gain (loss) on investments	7.17	2.26	(0.31)	2.31	5.37
Total from investment operations	7.34	2.44	(0.26)	2.41	5.49
Less Distributions:
Distributions from net investment income	(0.18)	(0.19)	(0.06)	(0.12)	(0.12)
Distributions from capital gains	(2.49)	—	—	—	—
Total distributions	(2.67)	(0.19)	(0.06)	(0.12)	(0.12)
Net increase (decrease) in net asset value	4.67	2.25	(0.32)	2.29	5.37
Net Asset Value at end of period	$28.76	$24.09	$21.84	$22.16	$19.87
Total Return (%)[3]	30.51	11.20	(1.19)	12.13	37.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$359,959	$318,024	$331,032	$374,644	$433,483
Ratio of expenses to average net assets (%)	0.81	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.62	0.76	0.24	0.51	0.72
Portfolio Turnover (%)[8]	50	64	85	78	89

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$24.02	$21.80	$22.14	$19.87	$15.78
Income from Investment Operations:
Net investment income[2]	0.10	0.12	(0.00)[7]	0.06	0.05
Net realized and unrealized gain (loss) on investments	7.13	2.26	(0.32)	2.30	4.09
Total from investment operations	7.23	2.38	(0.32)	2.36	4.14
Less Distributions:
Distributions from net investment income	(0.13)	(0.16)	(0.02)	(0.09)	(0.05)
Distributions from capital gains	(2.49)	—	—	—	—
Total distributions	(2.62)	(0.16)	(0.02)	(0.09)	(0.05)
Net increase (decrease) in net asset value	4.61	2.22	(0.34)	2.27	4.09
Net Asset Value at end of period	$28.63	$24.02	$21.80	$22.14	$19.87
Total Return (%)[3]	30.18	10.93	(1.43)	11.85	26.21[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$33,983	$29,101	$27,589	$20,802	$6,003
Ratios of expenses to average net assets (%)	1.06	1.07	1.07	1.07	1.07[5]
Ratio of net investment income to average net assets (%)	0.37	0.51	0.00[6]	0.29	0.36[5]
Portfolio turnover (%)[8]	50	64	85	78	89[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Amounts represent less than 0.01%.
[7]	Amounts represent less than $0.005 per share.
[8]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
MID CAP FUND
	Year Ended December 31,
	2013	2012	2011	2010[3]	2009[3]
CLASS I
Net Asset Value at beginning of period	$17.09	$14.75	$14.14	$11.82	$8.01
Income from Investment Operations:
Net investment income[2]	0.00[5]	0.05	0.02	0.04	0.00[5]
Net realized and unrealized gain (loss) on investments	5.00	2.34	0.62	2.33	3.81
Total from investment operations	5.00	2.39	0.64	2.37	3.81
Less Distributions:
Distributions from net investment income	(0.00)[5]	(0.05)	(0.03)	(0.05)	(0.00)[5]
Distributions from capital gains	(0.33)	—	—	—	—
Total distributions	(0.33)	(0.05)	(0.03)	(0.05)	—
Net increase (decrease) in net asset value	4.67	2.34	0.61	2.32	3.81
Net Asset Value at end of period	$21.76	$17.09	$14.75	$14.14	$11.82
Total Return (%)[4]	29.28	16.24	4.47	20.12	47.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$381,703	$356,534	$351,833	$385,219	$229,395
Ratio of expenses to average net assets (%)	0.91	0.91	0.91	0.90	0.87
Ratio of net investment income to average net assets (%)	(0.01)	0.30	0.16	0.42	(0.05)
Portfolio Turnover (%)[8]	28	25	52	46	186

					Inception
					to
	2013	2012	2011	2010[3]	12/31/09[1,3]
CLASS II
Net Asset Value at beginning of period	$17.05	$14.72	$14.13	$11.82	$9.36
Income from Investment Operations:
Net investment income[2]	(0.05)	0.01	(0.01)	0.04	(0.00)[5]
Net realized and unrealized gain (loss) on investments	4.98	2.35	0.60	2.30	2.45
Total from investment operations	4.93	2.36	0.59	2.34	2.45
Less Distributions:
Distributions from net investment income	—	(0.03)	—	(0.03)	—
Distributions from capital gains	(0.33)	—	—	—	—
Total distributions	(0.33)	(0.03)	—	(0.03)	—
Net increase (decrease) in net asset value	4.60	2.33	0.59	2.31	2.45
Net Asset Value at end of period	$21.65	$17.05	$14.72	$14.13	$11.82
Total Return (%)[4]	28.95	15.95	4.22	19.82	26.13[6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$15,762	$13,927	$13,270	$11,951	$1,745
Ratios of expenses to average net assets (%)	1.16	1.16	1.17	1.16	1.12[7]
Ratio of net investment income to average net assets (%)	(0.26)	0.05	(0.07)	0.38	(0.14)[7]
Portfolio turnover (%)[8]	28	25	52	46	186[6]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ratio of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.

[4]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[5]	Amounts represent less than $0.005 per share.
[6]	Not annualized.
[7]	Annualized.

[8]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
SMALL CAP FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$12.32	$10.81	$10.75	$8.54	$6.53
Income from Investment Operations:
Net investment income[2]	0.02	0.14	0.04	0.08	0.05
Net realized and unrealized gain (loss) on investments	4.03	1.52	0.06	2.20	2.00
Total from investment operations	4.05	1.66	0.10	2.28	2.05
Less Distributions:
Distributions from net investment income	(0.05)	(0.15)	(0.04)	(0.07)	(0.04)
Distributions from capital gains	(7.22)	—	—	—	—
Total distributions	(7.27)	(0.15)	(0.04)	(0.07)	(0.04)
Net increase (decrease) in net asset value	(3.22)	1.51	0.06	2.21	2.01
Net Asset Value at end of period	$9.10	$12.32	$10.81	$10.75	$8.54
Total Return (%)[3]	32.77	15.39	0.91	26.80	31.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$6,121	$11,936	$11,261	$11,710	$7,989
Ratio of expenses to average net assets (%)	1.11	1.11	1.11	1.11	1.11
Ratio of net investment income to average net assets (%)	0.17	1.24	0.41	0.85	0.77
Portfolio Turnover (%)[6]	19	15	22	33	21

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$12.29	$10.79	$10.74	$8.54	$6.50
Income from Investment Operations:
Net investment income[2]	—	0.11	0.02	0.06	0.02
Net realized and unrealized gain (loss) on investments	3.99	1.52	0.06	2.20	2.03
Total from investment operations	3.99	1.63	0.08	2.26	2.05
Less Distributions:
Distributions from net investment income	(0.01)	(0.13)	(0.03)	(0.06)	(0.01)
Distributions from capital gains	(7.22)	—	—	—	—
Total distributions	(7.23)	(0.13)	(0.03)	(0.06)	(0.01)
Net increase (decrease) in net asset value	(3.24)	1.50	0.05	2.20	2.04
Net Asset Value at end of period	$9.05	$12.29	$10.79	$10.74	$8.54
Total Return (%)[3]	32.44	15.10	0.66	26.48	31.57[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$1,775	$1,486	$1,401	$1,387	$616
Ratios of expenses to average net assets (%)	1.37	1.36	1.36	1.36	1.36[5]
Ratio of net investment income to average net assets (%)	(0.02)	0.99	0.16	0.67	0.44[5]
Portfolio turnover (%)[6]	19	15	22	33	21[4]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.78	$9.03	$9.99	$9.53	$7.59
Income from Investment Operations:
Net investment income[2]	0.16	0.17	0.19	0.14	0.17
Net realized and unrealized gain (loss) on investments	2.07	1.75	(0.96)	0.53	1.95
Total from investment operations	2.23	1.92	(0.77)	0.67	2.12
Less Distributions:
Distributions from net investment income	(0.02)	(0.17)	(0.19)	(0.21)	(0.18)
Net increase (decrease) in net asset value	2.21	1.75	(0.96)	0.46	1.94
Net Asset Value at end of period	$12.99	$10.78	$9.03	$9.99	$9.53
Total Return (%)[3]	20.76	21.31	(7.70)	7.09	27.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$75,808	$76,919	$72,756	$92,063	$77,997
Ratio of expenses to average net assets (%)	1.21	1.21	1.22	1.22	1.22
Ratio of net investment income to average net assets (%)	1.37	1.74	1.90	1.48	2.08
Portfolio Turnover (%)[4]	39	42	38	79	87

					Inception
					to
	2013	2012	2011	2010	12/31/09[1]
CLASS II
Net Asset Value at beginning of period	$10.76	$9.02	$9.99	$9.53	$7.32
Income from Investment Operations:
Net investment income[2]	0.13	0.14	0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.07	1.76	(0.96)	0.56	2.33
Total from investment operations	2.20	1.90	(0.80)	0.65	2.37
Less Distributions:
Distributions from net investment income	(0.00)[3]	(0.16)	(0.17)	(0.19)	(0.16)
Net increase (decrease) in net asset value	2.20	1.74	(0.97)	0.46	2.21
Net Asset Value at end of period	$12.96	$10.76	$9.02	$9.99	$9.53
Total Return (%)[4]	20.45	21.01	(7.91)	6.83	32.30[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$19,134	$18,263	$15,407	$13,241	$3,962
Ratios of expenses to average net assets (%)	1.46	1.46	1.47	1.47	1.48[6]
Ratio of net investment income to average net assets (%)	1.10	1.45	1.58	1.00	0.57[6]
Portfolio turnover (%)[6]	39	42	38	79	87[5]

[1]	Commenced investment operations on May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	Amount represents less than $0.005 per share.
[4]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

MORE INFORMATION ABOUT ULTRA SERIES FUND

The following documents contain more information about the funds and are available free upon request:
Statement of Additional Information. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.
Annual and Semi-Annual Reports. The funds’ annual and semi-annual reports provide additional information about the funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the last fiscal year (other than the Money Market Fund).
Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the funds by contacting your financial advisor or by contacting the funds at: Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711; telephone: 1-800-670-3600. The SAI and annual and semi-annual reports are also available on the funds’ website located at www.ultraseriesfund.com.
Public Information. You can review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-1520. Reports and other information about the funds also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520.

Investment Company
File No. 811-04815

ULTRA SERIES FUND

Prospectus - May 1, 2014

Target Date Funds
(Class I shares only)
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

ULTRA SERIES FUND

Please note that an investment in any of these funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

FUND SUMMARYFUND SUMMARY

MADISON TARGET RETIREMENT 2020 FUND
Investment Objective
The Madison Target Retirement 2020 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.05%
Annual Fund Operating Expenses	0.30%
Plus: Acquired Fund Fees and Expenses	0.29%
Total Annual Fund Operating Expenses[2]	0.59%
1Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has agreed to provide all services to the fund, or to arrange for the provision of all such services (other than management services, which are covered under the investment advisory agreement between the parties), for a fee of 0.05% of net assets annually.
2 Under the services agreement described above, Madison has agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit the fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$61	$199	$353	$802

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 167% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until

1

it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:
0-10%    money market funds;
30-60%     U.S. and international bond funds (including emerging market funds);
0-15%     high income funds;
30-60%    U.S. stock funds;
5-20%     international stock funds (including emerging market funds); and
0-15%    other funds.
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”), as well as exchange traded funds (“ETFs”). Madison expects to be heavily invested in ETFs.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform compared to other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

2

Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	15.29%
Worst Calendar Quarter:	4Q 2008	-19.67%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 10/1/2007
Class I Shares	10.94%	11.86%	1.69%
Dow Jones Global Target 2020 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	9.05%	10.56%	3.92%
Target Date 2020 Custom Index (reflects no deductions for sales charges, account fees, expenses or taxes)	11.19%	11.17%	4.51%
The Target Date 2020 Custom index consists of 59% Barclays U.S. Aggregate Bond Index, 33% Russell 3000 Index and 8% MSCI ACWI

3

Ex-USA NR Index. The custom index is being added to reflect the manner in which the fund is being managed.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Class I shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”) and to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

4

FUND SUMMARY

MADISON TARGET RETIREMENT 2030 FUND
Investment Objective
The Madison Target Retirement 2030 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.05%
Annual Fund Operating Expenses	0.30%
Plus: Acquired Fund Fees and Expenses[2]	0.26%
Total Annual Fund Operating Expenses[3]	0.56%
1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has agreed to provide all services to the fund, or to arrange for the provision of all such services (other than management services, which are covered under the investment advisory agreement between the parties), for a fee of 0.05% of net assets annually.
2 Acquired fund fees and expenses reflect current fees of the underlying funds.
3 Under the services agreement described above, Madison has agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit the fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$57	$199	$353	$802

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 136% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until

5

it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:
0-10%    money market funds;
20-50%     U.S. and international bond funds (including emerging market funds);
0-15%     high income funds;
40-70%    U.S. stock funds;
5-25%     international stock funds (including emerging market funds); and
0-15%    other funds.
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”), as well as exchange traded funds (“ETFs”). Madison expects to be heavily invested in ETFs.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform compared to other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

6

Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	16.77%
Worst Calendar Quarter:	4Q2008	-21.65%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 10/1/07
Class I Shares	16.56%	13.44%	1.96%
Dow Jones Global Target 2030 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	16.59%	14.20%	4.12%
Target Date 2030 Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	16.79%	13.01%	4.86%
The Target Date 2030 Custom Index consisted of 39% Barclays U.S. Aggregate Bond Index, 49% Russell 3000 Index and 12% MSCI ACWI Ex-USA NR Index. The benchmark is being added to better reflect the manner in which the fund is being managed.

7

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Class I shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”) and to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

FUND SUMMARY

MADISON TARGET RETIREMENT 2040 FUND
Investment Objective
The Madison Target Retirement 2040 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.05%
Annual Fund Operating Expenses	0.30%
Plus: Acquired Fund Fees and Expenses[2]	0.25%
Total Annual Fund Operating Expenses[3]	0.55%
1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has agreed to provide all services to the fund, or to arrange for the provision of all such services (other than management services, which are covered under the investment advisory agreement between the parties), for a fee of 0.05% of net assets annually.
2 Acquired fund fees and expenses reflect current fees of the underlying funds.
3 Under the services agreement described above, Madison has agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit the fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$198	$352	$801

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 151% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors

9

planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:
0-10%    money market funds;
10-40%     U.S. and international bond funds (including emerging market funds);
0-15%     high income funds;
50-80%    U.S. stock funds;
5-30%     international stock funds (including emerging market funds); and
0-15%    other funds.
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”), as well as exchange traded funds (“ETFs”). Madison expects to be heavily invested in ETFs.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform compared to other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react

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strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2009	18.13%
Worst Calendar Quarter:	4Q 2008	-23.55%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception 10/1/07
Class I Shares	19.63%	14.16%	1.52%
Dow Jones Global Target 2040 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	22.38%	16.51%	4.44%
Target Date 2040 Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	20.09%	14.29%	4.77%
The Target Date 2040 Custom Index consisted of 29% Barclays U.S. Aggregate Bond Index, 57% Russell 3000 Index and 14% MSCI ACWI Ex-USA NR Index. The benchmark is being added to better reflect the manner in which the fund is being managed.

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Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Class I shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”) and to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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FUND SUMMARY

MADISON TARGET RETIREMENT 2050 FUND
Investment Objective
The Madison Target Retirement 2050 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.05%
Annual Fund Operating Expenses	0.30%
Plus: Acquired Fund Fees and Expenses[2]	0.25%
Total Annual Fund Operating Expenses[3]	0.55%
1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has agreed to provide all services to the fund, or to arrange for the provision of all such services (other than management services, which are covered under the investment advisory agreement between the parties), for a fee of 0.05% of net assets annually.
2 Acquired fund fees and expenses reflect current fees of the underlying funds.
3 Under the services agreement described above, Madison has agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit the fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$198	$352	$801

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 215% of the average value of its portfolio.

Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors

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planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:
0-10%    money market funds;
0-30%     U.S. and international bond funds (including emerging market funds);
0-15%     high income funds;
60-90%    U.S. stock funds;
10-30%     international stock funds (including emerging market funds); and
0-15%    other funds.
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”), as well as exchange traded funds (“ETFs”). Madison expects to be heavily invested in ETFs.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Risks of owning the fund are as follows:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform compared to other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react

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strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	4Q 2011	8.75%
Worst Calendar Quarter:	3Q 2011	-12.55%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	Since Inception 1/3/11
Class I Shares	22.78%	10.88%
Dow Jones Global Target 2050 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	23.89%	10.82%
Target 2050 Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	23.47%	12.13%
The Target Date 2050 Custom Index consisted of 19% Barclays U.S. Aggregate Bond Index, 65% Russell 3000 Index and 16% MSCI ACWI Ex-USA NR Index. The benchmark is being added to better reflect the manner in which the fund is being managed.

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Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Hottmann and Ryan have served in this capacity since January 2011.
Purchase and Sale of Fund Shares
Class I shares of the fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”) and to certain of its pension plans (“CMFG Life Plans”). Investments in the fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the fund at the net asset value next determined after the fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared and paid annually. Distributions that you receive from the fund are not taxable, nor are gains realized upon the sale or redemption of fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL RISKS

Unknown Market Risks
Investing in the funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of the funds.
Fixed-Income Market Capacity Risks
While assets in bond mutual funds and ETFs have grown rapidly in recent years, dealer capacity in the fixed income markets appears to have undergone fundamental changes.  Recent analyses indicate that primary dealer inventories of corporate bonds appear to be at an all-time low since the financial crisis of 2008. This apparent reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements at the holding company level.  A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.   This may be compounded if and when the U.S. Federal Reserve Board tapers back or eliminates its fixed-income purchasing activity and interest rates rise as a result.  Therefore, although our funds that invest in fixed income securities seek to invest in liquid securities, you should be aware that fixed-income market structural deficiencies may cause even the most liquid of securities to become illiquid.  This could negatively affect the price of these securities and the value of an investment in the fund.

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THE SHARES

As used herein, the term “Target Date Funds” refers to the Madison Target Retirement 2020 Fund, the Madison Target Retirement 2030 Fund, the Madison Target Retirement 2040 Fund and the Madison Target Retirement 2050 Fund.
Offer
The Ultra Series Fund (the “Trust”) offers one class of shares in the Target Date Funds: Class I. Class I shares are offered to separate accounts (“CMFG Life Accounts”) of CMFG Life Insurance Company (“CMFG Life” - f/k/a CUNA Mutual Insurance Society) and to certain CMFG Life’s pension plans (“CMFG Life Plans”). The Trust may, in the future, offer these and/or other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CMFG Life. The Trust does not offer shares directly to the general public. The Trust offers additional funds (and share classes) through a separate prospectus.
The Trust has entered into a participation agreement with CMFG Life, the sponsor of each CMFG Life Account, and with each CMFG Life Plan, setting forth the terms and conditions pursuant to which said accounts and plans may purchase and redeem shares of the funds.
Investments in the Trust by CMFG Life Accounts are made through either variable annuity or variable life insurance contracts (collectively, "variable contracts"). Purchase payments under the variable contracts and the CMFG Life Plans are placed into one or more subaccounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.
When used in connection with variable contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.

Pricing of Fund Shares
Each fund’s shares will be purchased and redeemed at the share’s net asset value (“NAV”) without sales or redemption charges. The NAV per share for a fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received by CMFG Life Accounts and CMFG Life Plans after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) will be processed using the next day’s NAV. The NAV per share for each fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For all funds, the fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. In addition, because the assets of each fund consist primarily of shares of underlying funds, the NAV of each such fund is determined based on the NAVs of the underlying funds.
Because each fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the funds’ investment adviser, Madison Asset Management, LLC (“Madison”), will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar, and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.
If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its fair value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or

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other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

Purchase And Redemption
For each day on which a fund’s NAV is calculated, the CMFG Life Accounts transmit to the fund orders to purchase or redeem shares of the fund based on the purchase, redemption (surrender), and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, CMFG Life Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of CMFG Life Plan trustees or participants. CMFG Life Accounts and CMFG Life Plans purchase and redeem shares of each fund at the fund’s NAV per share calculated as of the day the order is received by such Accounts and Plans, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV, without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations. For a more detailed description of the procedures for allocating value in a subaccount to a fund, owners of individual variable contracts should refer to the separate prospectus for their contracts, while CMFG Life Plan participants should refer to their plan documents.
Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the CMFG Life Accounts if such sales are not in the Trust’s or a fund’s best interests. For example, the Trust may reject purchase orders from CMFG Life Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the efforts of variable contract owners to time the market or arbitrage the changing value of a fund’s assets between daily pricing.

Conflicts
A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and CMFG Life Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts or to CMFG Life Plan participants. Nonetheless, the Board monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, CMFG Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the CMFG Life Accounts and/or CMFG Life Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

Frequent Trading
The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the fund’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts and qualified pension and retirement plans which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.
Such practices often disrupt the orderly management of a fund’s investment portfolio by, among other things:

•	requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings;

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•	necessitating premature liquidation of certain investments at unfavorable prices; or

•	increasing brokerage commissions and other portfolio transaction expenses.
Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.
The Trust’s Board has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include: (1) a policy of not knowingly accommodating variable contract owner and/or plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds included within the Trust provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of fund shares.
In addition to the above, to combat dilution of the value of long-term shareholders’ interests in the funds, the Board has adopted policies and procedures for the funds to employ fair valuation procedures on the securities held in their portfolios.
Except as set forth below, currently, the only shareholders of the Trust are the CMFG Life Accounts and the CMFG Life Plans. CMFG Life and/or its affiliates each own shares of the Trust as well. Although each CMFG Life Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to the funds unless they are large in relation to a fund’s size and not the random result of net variable contract owner transactions in a CMFG Life Account or participant transactions in a CMFG Life Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) “frequent trading,” (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the funds compute their NAV, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the CMFG Life Accounts or Plans, the Trust has adopted, as its own, the disruptive trading policy of CMFG Life for the CMFG Life Accounts and Plans. The policy provides for CMFG Life to monitor individual contract value transfer patterns and individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMFG Life examines to determine if disruptive trading has taken place.
CMFG Life applies the policies and procedures for each CMFG Life Account uniformly to all variable contracts issued through that account. Likewise, CMFG Life applies its policies and procedures for each CMFG Life Plan uniformly to all participants in that plan.
In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of the funds to a CMFG Life Account through which offending variable contract owners may be operating or to a CMFG Life Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that account or participants in that plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the CMFG Life Account or Plan in question, the Trust may not take such action on a uniform basis for all CMFG Life Accounts or Plans.
Although the Trust will endeavor to ensure that each CMFG Life Account and Plan can and does identify and deter disruptive trading by its variable contract owners and participants, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in the funds is subject to the risks of disruptive trading.

Disclosure of Portfolio Holdings
A complete description of the funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI. Please see the back cover of this prospectus for information about the SAI.
Dividends
Dividends of each fund are distributed to the fund’s corresponding separate account for variable contracts and qualified retirement plans and automatically reinvested in additional fund shares.
Dividends of ordinary income are declared and reinvested annually in full and fractional shares. Dividends of capital gains are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.

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The funds’ distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

Taxes
For federal income tax purposes, each fund is treated as a separate entity from the other funds included within the Trust. Each fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the CMFG Life Accounts or Plans. Further, the funds intend to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.
The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of CMFG Life. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in the funds are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.
For more information about the tax status of the funds, see “Taxes” in the SAI.

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INVESTMENT ADVISER

General
The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2013, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the funds’ activities. Investment decisions regarding each of the funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of senior officers and managers of Madison.
Investment Advisory Agreement
Under an investment advisory agreement, Madison, as payment for its services as the investment adviser, receives a management (or investment advisory) fee based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. Management fees are currently set at the following annual rates:

Fund Name	Management Fee
Madison Target Retirement 2020 Fund	0.25%
Madison Target Retirement 2030 Fund	0.25%
Madison Target Retirement 2040 Fund	0.25%
Madison Target Retirement 2050 Fund	0.25%

A discussion regarding the basis for the approval of the funds’ investment advisory contract by the Board of Trustees is contained in the funds’ annual report to shareholders for the period ended December 31, 2013.

Services Agreement
In addition to the management fee, Madison receives a services fee from the funds pursuant to the terms of a separate services agreement. Under this separate agreement, Madison provides or arranges for the funds to have all operational and support services needed by the funds, for which Madison receives a fee of 0.05% (annualized) of the average daily net assets of each fund. Under this fee arrangement, Madison is responsible for paying all of the funds’ fees and expenses, other than (i) the management fee (described above), (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes). Pursuant to the services agreement, Madison has also agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the funds set forth below, with the persons listed being primarily responsible for the day-to-day management of these funds:
Target Date Funds. The Target Date Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Target 2020, Target 2030 and Target 2040 Funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Vice President and Portfolio Manager of Madison, has co-managed the Target 2020, Target 2030 and Target 2040 Funds since October 2007. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004. Messrs. Hottmann and Ryan have co-managed the Target 2050 Fund since the fund’s inception on January 1, 2011.
Information regarding the portfolio managers’ compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the funds’ financial performance for the past five years (or since inception of the fund if less than five years). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for each of the periods presented below have been derived from the funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the funds’ financial statements and financial highlights, is incorporated by reference in the SAI and included in the funds’ annual report, each of which is available upon request.

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 8.31	$ 7.82	$ 8.06	$ 7.64	$ 6.04
Income from Investment Operations:
Net investment income[1]	0.21	0.24	0.22	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.70	0.53	(0.04)	0.49	1.59
Total from investment operations	0.91	0.77	0.18	0.69	1.74
Less Distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.23)	(0.27)	(0.14)
Distributions from capital gains	(0.24)	(0.03)	(0.19)	—	—
Total distributions	(0.46)	(0.28)	(0.42)	(0.27)	(0.14)
Net increase (decrease) in net asset value	0.45	0.49	(0.24)	0.42	1.60
Net Asset Value at end of period	$ 8.76	$ 8.31	$ 7.82	$ 8.06	$ 7.64
Total Return (%)[2]	10.94	9.98	2.11	9.01	28.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 70,472	$ 56,607	$ 39,580	$ 27,648	$ 19,300
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.30	0.30	0.26	0.40	0.41
After management fee reduction (%)	0.30	0.30	0.24 [3]	0.20[3]	0.34[3]
Ratio of net investment income to average net assets (%)	2.37	2.96	2.70	2.61	2.24
Portfolio Turnover (%)[4]	167	90	114	51	78

[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

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Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 8.04	$ 7.49	$ 7.90	$ 7.41	$ 5.75
Income from Investment Operations:
Net investment income[1]	0.19	0.23	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	1.13	0.60	(0.09)	0.52	1.65
Total from investment operations	1.32	0.83	0.10	0.70	1.77
Less Distributions:
Distributions from net investment income	(0.18)	(0.22)	(0.20)	(0.21)	(0.11)
Distributions from capital gains	(0.26)	(0.06)	(0.31)	0	0
Total distributions	(0.44)	(0.28)	(0.51)	(0.21)	(0.11)
Net increase (decrease) in net asset value	0.88	0.55	(0.41)	0.49	1.66
Net Asset Value at end of period	$ 8.92	$ 8.04	$ 7.49	$ 7.90	$ 7.41
Total Return (%)[2]	16.56	11.05	1.16	9.56	30.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 93,187	$ 68,009	$ 45,404	$ 31,279	$ 19,330
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.30	0.30	0.26	0.40	0.41
After management fee reduction (%)	0.30	0.30	0.24[3]	0.20[3]	0.34[3]
Ratio of net investment income to average net assets (%)	2.16	2.84	2.43	2.42	1.87
Portfolio Turnover (%)[4]	136	86	108	43	78

[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 7.61	$ 7.06	$ 7.60	$ 7.07	$ 5.43
Income from Investment Operations:
Net investment income[1]	0.17	0.20	0.16	0.15	0.08
Net realized and unrealized gain (loss) on investments	1.32	0.61	(0.12)	0.55	1.63
Total from investment operations	1.49	0.81	0.04	0.70	1.71
Less Distributions:
Distributions from net investment income	(0.16)	(0.19)	(0.17)	(0.17)	(0.07)
Distributions from capital gains	(0.26)	(0.07)	(0.41)	0	0
Total distributions	(0.42)	(0.26)	(0.58)	(0.17)	(0.07)
Net increase (decrease) in net asset value	1.07	0.55	(0.54)	0.53	1.64
Net Asset Value at end of period	$ 8.68	$ 7.61	$ 7.06	$ 7.60	$ 7.07
Total Return (%)[2]	19.63	11.42	0.47	9.97	31.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$ 68,917	$ 49,269	$ 35,182	$ 26,147	$ 16,656
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.30	0.30	0.26	0.40	0.41
After management fee reduction (%)	0.30	0.30	0.24[3]	0.20[3]	0.34[3]
Ratio of net investment income to average net assets (%)	2.01	2.65	2.11	2.14	1.22
Portfolio Turnover (%)[4]	151	101	115	40	86

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[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2050 FUND
			Inception
	Year Ended December 31,		to
	2013	2012	12/31/111
CLASS I
Net Asset Value at beginning of period	$ 10.69	$ 9.75	$ 10.00
Income from Investment Operations:
Net investment income[2]	0.24	0.30	0.26
Net realized and unrealized gain (loss) on investments	2.19	0.89	(0.36)
Total from investment operations	2.43	1.19	(0.10)
Less Distributions:
Distributions from net investment income	(0.18)	(0.21)	(0.14)
Distributions from capital gains	(0.16)	(0.04)	-
Distributions from return of capital	—	—	(0.01)
Total distributions	(0.34)	(0.25)	(0.15)
Net increase (decrease) in net asset value	2.09	0.94	(0.25)
Net Asset Value at end of period	$12.78	$10.69	$ 9.75
Total Return (%)[3]	22.78	12.12	(1.03)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$18,123	$7,160	$ 2,236
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.30	0.30	0.26[5]
After management fee reduction (%)	0.30	0.30	0.26[5,6]
Ratio of net investment income to average net assets (%)	1.98	2.90	2.61[5]
Portfolio Turnover (%)[7]	215	86	75[4]

[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

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MORE INFORMATION ABOUT ULTRA SERIES FUND

The following documents contain more information about the funds and are available free upon request:
Statement of Additional Information. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.
Annual and Semi-Annual Reports. The funds’ annual and semi-annual reports provide additional information about the funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the last fiscal year.
Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the funds by contacting your financial advisor or by contacting the funds at: Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711; telephone: 1-800-670-3600. The SAI and annual and semi-annual reports are also available on the funds’ website located at www.ultraseriesfund.com.
Public Information. You can review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-1520. Reports and other information about the funds also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520.

Investment Company
File No. 811-04815

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STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND
550 Science Drive
Madison, Wisconsin 53711

Target Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Income Funds
Money Market Fund
Core Bond Fund
High Income Fund
Diversified Income Fund

Stock Funds
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
Small Cap Fund
International Stock Fund

Target Date Funds
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectuses (the “prospectuses”) for the Ultra Series Fund (the “Trust”), which are referred to herein. The prospectuses concisely set forth information that a prospective investor should know before investing. For a copy of one of the Trust’s prospectuses dated May 1, 2014, please call 1-800-798-5500 or write to CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life”), 2000 Heritage Way, Waverly, Iowa 50677.
The Trust’s audited financial statements are incorporated herein by reference to the Trust’s annual report for the fiscal year ended December 31, 2012, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the Trust’s annual report to shareholders, please call 1-800-798-5500 or visit our website at www.ultraseriesfund.com.

The date of this SAI is May 1, 2014

                            i

                            ii

GENERAL INFORMATION

The Ultra Series Fund (the “Trust”) is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a “fund”) each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in the prospectuses and this Statement of Additional Information (“SAI”) are the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”), the Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds (collectively, the “Core Funds”), and the Madison Target Retirement 2020, Madison Target Retirement 2030, Madison Target Retirement 2040 and Madison Target Retirement 2050 Funds (collectively, the “Target Date Funds”).
The Trust was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983 and is a Massachusetts business trust. As a Massachusetts business trust, the Trust’s operations are governed by its Amended and Restated Declaration of Trust dated May 1, 2012, as amended from time to time (the “Declaration of Trust”).

INVESTMENT PRACTICES

The prospectuses describe the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectuses.
Since each Target Allocation and Target Date Fund will invest in shares of other investment companies, except as disclosed in the prospectuses, to the extent that an investment practice noted below describes specific securities, if a Target Allocation or Target Date Fund invests in those securities, it does so indirectly, through its investment in underlying funds.

Lending Portfolio Securities
Each fund, except the Money Market, Target Allocation and Target Date Funds, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with a fund equal at all times to at least 102% of the value of the securities. A fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of a fund’s assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the funds’ investment adviser, Madison Asset Management, LLC (“Madison”), to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities
Each fund may invest in illiquid securities up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. Madison or a fund’s subadviser (collectively referred to herein as the “Investment Adviser”) is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Illiquid investments often include repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”).
Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board of Trustees or by the Investment Adviser under Board-approved procedures. Such guidelines would take into account trading activity for such securities, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund’s holdings of those securities may become illiquid. Purchases by

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the funds of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Foreign Transactions
Foreign Securities. Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). Investing in foreign securities is a principal investment strategy of the International Stock Fund (refer to the applicable prospectus for more information). The percentage limitations on each fund’s investment in foreign securities are set forth in the prospectuses and below in the “Higher-Risk Securities and Practices” section.
Foreign securities refers to securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities ( “foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”).
Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation, more income or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.
Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.
Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts (“ADRs”), European depository receipts (“EDRs”) and Global depository receipts (“GDRs”). Each fund may invest in ADRs; and each fund, except the Money Market Fund, may invest in GDRs and EDRs.
ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the

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security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.
Investments in Emerging Markets. Each fund, except the Money Market Fund, may invest in securities of issuers located in countries with emerging economies and/or securities markets, often referred to as “emerging markets.” For this purpose, emerging markets are those not normally associated with generally recognized developed markets identified by industry observers such as S&P or MSCI. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund’s investments in those countries and the availability to the fund of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in more developed markets, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
A fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, Madison or its affiliates, a subadviser and its affiliates, and each such person’s respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.
Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.
Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.
Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies

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of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.
Forward Foreign Currency Exchange Contracts. Each fund, except the Money Market Fund, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.
These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.
If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.
Forward foreign currency exchange contract transactions are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Options on Foreign Currencies. Each fund, except the Money Market Fund, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices-Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.
Foreign currency options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or

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write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each fund, except the Money Market Fund, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the “Higher-Risk Securities and Practices” section, below, for each fund’s limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.
The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Options on Securities and Securities Indices
Writing Options. Each fund, except the Money Market Fund, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. A fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund’s net exposure on its written option position.
Each fund, except the Money Market Fund, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian. Writing and selling options on securities indices is considered transacting in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.
Purchasing Options. Each fund, except the Money Market Fund, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

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A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.
A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.
Yield Curve Options. The Core Bond, High Income and Diversified Income Funds may enter into options on the yield “spread,” or yield differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Core Bond, High Income and Diversified Income Funds will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.
Yield curve options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Each fund, except the Money Market Fund, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Swap Agreements
Each of the Core Bond Fund and High Income Fund may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return. The funds may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The funds would typically use interest rate swaps to shorten the effective duration of their portfolios.
Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). A fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.
Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by a fund with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.
The funds may only enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, a fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to

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receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
To the extent the funds engage in such activity, the Trust would maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund’s obligations over its entitlements with respect to swap transactions. The funds will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by the funds’ Investment Adviser. If there is a default by the other party to such a transaction, the funds will have contractual remedies pursuant to the agreement related to the transaction.
The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the funds’ Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the funds would be less favorable than it would have been if this investment technique were not used.
In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, the funds’ Investment Adviser does not believe that swaps constitute senior securities as defined in the 1933 Act and, accordingly, will not treat swaps as being subject to the funds’ borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to a fund’s 15% limitation on such investments.
The SEC and the Commodity Futures Trading Commission (“CFTC”) recently have adopted rules creating a new, comprehensive regulatory framework for swaps transactions. Under the new rules, certain swaps transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new rules impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Funds engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. For these reasons, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in swap transactions for the Core Bond Fund and High Income Fund.

Bank Loans
The High Income Fund may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. These bank loans may be secured or unsecured. The bank loans in which the fund intends to invest are generally rated below investment grade by a nationally recognized rating service or not rated by any nationally recognized rating service. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.
If the fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan via an assignment, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments (i.e., below investment grade). Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the fund’s Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and, accordingly, may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
Loan participations are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type for the High Income Fund.

Certain Bond Fund Practices
The Core Bond, High Income and Diversified Income Funds may invest all or a portion of their assets in debt securities. As stated in the applicable prospectus, the Core Bond and Diversified Income Funds will emphasize investment grade securities. The High Income Fund may invest all of its assets in non-investment grade securities. See the “Lower-Rated Corporate Debt Securities” section, below, for a description of these securities and their attendant risks, as well as Appendix B.
These funds may also make use of certain derivatives, such as options, to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The Core Bond and Diversified Income Funds will invest only in options which are exchange-traded or sold over-the-counter. The High Income Fund may invest in any non-U.S. options.
In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes.

Lower-Rated Corporate Debt Securities
Each fund, except the Money Market Fund, may make certain investments in corporate debt obligations that are unrated or rated below investment grade (i.e., ratings of BB or lower by Standard & Poor’s or Ba or lower by Moody’s). Bonds rated BB or Ba or below by Standard & Poor’s or Moody’s (or comparable unrated securities) are commonly referred to as “lower-rated” or “high yield” securities, or as “junk bonds,” and are considered speculative with regard to principal and interest payments. In some cases, such bonds may be highly speculative with a high probability of default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s).

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Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund’s NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund’s Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s NAV.
Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund’s Investment Adviser will attempt to reduce these risks through diversification of these funds’ portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Foreign Government Debt Securities
Each fund, except the Money Market Fund, may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty or market stress may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Convertible Securities
Each fund, except the Money Market Fund, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, a fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt

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securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund’s investment policies or restrictions.

U.S. Government Securities
Each fund may purchase U.S. Government securities (subject to certain restrictions regarding mortgage-backed securities described in the “Mortgage-Backed (Mortgage Pass-Through) Securities” section, below). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association (“Ginnie Mae”) certificates, are backed by the full faith and credit guarantee of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, do not have the full faith and credit guarantee of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury.
Pass-through securities that are issued by Ginnie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal National Mortgage Association (“Fannie Mae”) are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans.
Collateralized mortgage obligations (“CMOs”) in which a fund may invest are securities that are collateralized by a portfolio of mortgages or mortgage-backed securities. Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Other Debt Securities
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Core Bond, High Income and Diversified Income Funds may invest in zero coupon bonds as well as in capital appreciation bonds (“CABs”), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.
Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer’s statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.
Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.
Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund’s investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

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While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.
Structured Securities. The Core Bond, High Income and Diversified Income Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.
Structured securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Mortgage-Backed (Mortgage Pass-Through) Securities
The Core Bond, High Income, and Diversified Income Funds may invest in mortgage-backed, or mortgage pass-through, securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of these securities are variable when issued because their average lives depend on interest rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities due to increased principal prepayments.
Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by Ginnie Mae), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran’s Administration (VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. Ginnie Mae securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private

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stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.
Freddie Mac was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from Freddie Mac’s national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.
The obligations of Fannie Mae and Freddie Mac are not guaranteed by the U.S. Government.
Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Other Securities Related to Mortgages
CMOs and Multiclass Pass-Through Securities. The Core Bond, High Income and Diversified Income Funds may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The funds listed above may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).
In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the “-Stripped Mortgage-Backed Securities” subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.
The funds listed above may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

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CMOs and multiclass pass-through securities are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Stripped Mortgage-Backed Securities. The Core Bond, High Income and Diversified Income Funds may invest a portion of their assets in stripped mortgage-backed securities (“SMBS”) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an “IO” (the right to receive all of the interest) while the other class will receive a “PO” (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Stripped mortgage-backed securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Mortgage Dollar Rolls. The Core Bond, High Income and Diversified Income Funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Repurchase Agreements
Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with “primary dealers” in U.S. Government securities. A fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements
Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund

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which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, a fund’s Investment Adviser will monitor the creditworthiness of the banks involved.

Forward Commitment and When-Issued Securities
Each fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Real Estate Investment Trusts
Each fund, except the Money Market Fund, may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs (especially mortgage REITS) are also subject to interest rate risk.

Exchange Traded Funds
Each fund may invest in exchange traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.
ETFs are also subject to certain additional risks, including (i) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (ii) the risk of possible trading halts due to market

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conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

Shares of Other Investment Companies
Each fund, other than the Target Allocation and Target Date Funds, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the Target Allocation and Target Date Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (i) not more than 5% of a fund’s total assets are invested in the securities of any one investment company; (ii) not more than 10% of a fund’s total assets are invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates. Notwithstanding the foregoing, each fund may invest in shares of money market funds in excess of the above-described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the 1940 Act.
The Trust, Madison and entities affiliated with them have obtained an order from the SEC to permit the Target Allocation and Target Date Funds to invest in underlying funds in amounts in excess of the statutory limits described above. The Target Allocation and Target Date Funds may invest up to 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of both affiliated and unaffiliated investment companies.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareholders of the fund.

Temporary Defensive Positions
Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund (other than the Money Market Fund) may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions. To the extent any fund engages in a temporary defensive position in this manner, it would not be invested in accordance with its stated investment objectives.
Definition of Market Capitalization
Market capitalization is the value of a corporation determined by multiplying total outstanding shares by the current market price. Total outstanding shares include common stock, non-restricted exchangeable shares and partnership units/membership interests where applicable. Exchangeable shares are shares which may be exchanged at any time, at the holder’s option, on a one-for-one basis for common stock. Membership or partnership units/interests represent an economic interest in a limited liability company or limited partnership. Market capitalization does not include preferred or convertible preferred stock, participating preferred stock, restricted or redeemable shares, warrants, rights or trust receipts.
Types of Investment Risk
Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.
Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.
Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).
Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.

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Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.
Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.
Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.
Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.
Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.
Management Risk. The risk that a strategy used by a fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.
Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.
Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.
Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.
Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.
Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
ADRs
ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.
Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Borrowing	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage and credit risks.

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Emerging Market Securities
Any foreign securities primarily traded on exchanges located in or issued by companies organized or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.
Credit, market, currency, information, liquidity, interest rate, valuation, natural event, and political risks.
EDRs and GDRs
EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, natural event, and political risks.
Foreign Securities
Securities issued by companies organized or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, and foreign money market securities.
Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Illiquid Securities	Any investment that may be difficult or impossible to sell within seven days for the price at which the fund values it.	Liquidity, valuation and market risks.
Mortgage-Backed Securities	Securities backed by pools of mortgages, including passthrough certificates, PACs, TACs, CMOs, and when available, pools of mortgage loans generated by credit unions.	Credit, extension, prepayment, and interest rate risks.
Non-Investment Grade Securities	Investing in debt securities rated below BBB/Baa (i.e., “junk” bonds).	Credit, market, interest rate, liquidity, valuation, and information risks.
Options
In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities or indices.
Market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
Smaller Capitalization Companies	The purchase of securities issued by a company with a market capitalization within the range of those companies represented in either the S&P Small Cap 600 Index or the Russell 2000® Index.	Market and liquidity risk.
Swaps
The entry into interest rate, credit default, index, currency exchange rate and total return swap agreements whereby the parties agree to exchange rates of return (or differentials therein) earned or realized on predetermined investments or instruments.
Market, liquidity, currency, credit, counterparty, leverage and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.

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Higher-Risk Securities and Practices Table. The following table shows each fund’s investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund’s annual and semi-annual reports.

	Money Market	Core Bond	High Income	Div. Income	Large Cap Value	Large Cap Growth	Mid Cap	Small Cap	Int’l Stock	Target Alloc.	Target Date
Borrowing	30	30	30	30	30	30	30	30	30	30	30
Repurchase Agreements	*	*	*	*	*	*	*	*	*	*	*
Securities Lending	X	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	X	X
Short-Term Trading	*	*	*	*	*	*	*	*	*	*	*
When-Issued Securities; Forward Commitments	25	25	25	25	25	25	25	25	25	**	**
Shares of Other Investment Companies[1]	10	10	10	10	10	10	10	10	10	100	100
Non-Investment Grade Securities	X	20	*	20	20**	20**	20**	30**	20**	**	**
Foreign Securities	25[2]	25	50	25	25	25	25	25	*	**	**
Emerging Market Securities	X	20	25	15	15	15	15	15	30	**	**
Illiquid Securities[3]	5	15	15	15	15	15	15	15	15	**	**
Restricted Securities	5**	15	50	15	15	15	15	15	15	**	**
Mortgage-Backed Securities	X	25***	30	25***	X	X	X	X	X	**	**
Options on Securities, Indices or Currencies	X	10**	10	15**	20**	20**	20**	25**	10**	**	**
Forward Foreign Currency Exchange Contracts	X	10**	10	10**	10**	10**	10**	10**	10**	**	**
1 Includes ETFs.
2 U.S. dollar-denominated foreign money market securities only.
3 Numbers in this row refer to net, rather than total, assets.

Legend

*
One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

**	Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis or in an amount that exceeds 5% of fund assets.

***	Excluding government sponsored agency paper.

X	An “X” mark means that the fund is not permitted to use that practice or invest in that type of security.

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FUND NAMES

In the judgment of Madison, the Core Bond, High Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. Accordingly, the names of these funds may be changed at any time by a vote of the Board of Trustees. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies listed below are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

1.
Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33-1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33-1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law.

2.
Underwrite securities of other issuers, except that a fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the fund, it may be deemed to be an underwriter for purposes of the 1933 Act.

3.
Invest over 25% of assets taken at its market value in any one industry, except that each Target Allocation and Target Date Fund may invest more than 25% of its assets in any one affiliated underlying fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.

4.	Purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities.

5.	Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein.

6.
Issue senior securities as defined in the 1940 Act, except as is permitted by such Act, by rules under such Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.

7.
Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Board and may make loans of securities as permitted by applicable law.

8.
With respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and, for the Target Allocation and Target Date Funds, the securities of other investment

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companies), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
With regard to fundamental policy 3 above, as it relates to the Target Allocation and Target Date Funds, Madison looks through to the assets held by affiliated underlying funds for purposes of the industry concentration limit, and for unaffiliated underlying funds, Madison applies the test the same way based on what Madison knows about the underlying fund.
With regard to fundamental policy 6 above, Section 18(f) of the 1940 Act prohibits an investment company from issuing a “senior security” except under certain circumstances. A “senior security” is any security or obligation that creates a priority over any other class to a distribution of assets or payment of a dividend. Permissible “senior securities” include, among other things, a borrowing from a bank where the fund maintains an asset coverage ratio of at least 300% while the borrowing is outstanding.
In addition to the fundamental policies listed above, the investment objective in each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders of the affected fund. No fund will:

1.	Sell securities short or maintain a short position, except for short sales against the box.

2.	Purchase any security which is not readily marketable if more than 15% (5% for the Money Market Fund) of the net assets of the fund taken at market value, would be invested in such securities.

3.
With regard to the Core Bond Fund, the fund will not invest more than 5% of the value of its total assets (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits), and Madison will not purchase, on behalf of the fund, any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4.	With regard to the Money Market Fund, only investment grade securities shall be purchased.

5.	With regard to the Core Bond Fund, at least 65% of the fund’s assets must be invested in investment grade securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in one of the prospectuses covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.
Notwithstanding the foregoing investment limitations, the underlying funds in which the Target Allocation and Target Date Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting such funds to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

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PORTFOLIO TURNOVER

While the Money Market Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.
Each fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

For each of the two fiscal years ended December 31, portfolio turnover for each fund was as follows:

Fund	2013	2012
Conservative Allocation[1]	70%	44%
Moderate Allocation[1]	66%	49%
Aggressive Allocation	70%	69%
Core Bond	14%	11%
High Income	32%	55%
Diversified Income	17%	17%
Large Cap Value	32%	27%
Large Cap Growth	50%	64%
Mid Cap	28%	25%
Small Cap	19%	15%
International Stock	39%	42%
Target Retirement 2020[1]	167%	90%
Target Retirement 2030[1]	136%	86%
Target Retirement 2040[1]	151%	101%
Target Retirement 2050[1]	215%	86%
1The increase in turnover for 2013 was the result of a portfolio restructuring process to lower the expenses of the underlying funds which the fund invests in (i.e. the Acquired Fund Fees and Expenses).

MANAGEMENT OF THE TRUST

Trustees and Officers
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds.
The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the funds (collectively referred to herein as the “Independent Trustees”). Board members serve indefinite terms, while officers of the Trust are elected annually.
The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.
The address of each trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

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Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present; Madison Funds (21) (mutual fund), President, 2009 - Present
			37	Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21), 2009 - Present
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present; Madison Funds (21), Vice President, 2009 - Present
			N/A	N/A
1As of the date of this SAI, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) (“MSP”), and the Madison Covered Call & Equity Strategy Fund (a closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph. .
[2] “Interested person” as defined in the 1940 Act. Considered an interested trustee because of the position held with the investment adviser of the Trust.

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present; Madison Funds (21), Vice President, 2009 - Present
			N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present; Madison Funds (21), Treasurer, 2009 - Present
			N/A	N/A

25

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present; Madison Funds (21), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present
			N/A	N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009
MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December 2012 - Present
 Madison Funds (21), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
			N/A	N/A
1As of the date of this SAI, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) (“MSP”) and the Madison Covered Call & Equity Strategy Fund (a closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present
Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, December 2012 - Present; Madison Funds (21), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009
Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group, 1994-2007
			N/A	N/A
1As of the date of this SAI, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) (“MSP”) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

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Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/ Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc. (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	39
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
Nerites Corporation (technology company), 2004 - Dec. 2013
Madison Funds (21), 2009 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - August 2009 and December 2012 - Present

James R Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	39	Park Bank, 1978 - Present Madison Funds (12), 2009 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present
Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	37	Madison Funds (21), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	37	Park Nicolet Health Services, 2001 - 2012 Health Partners, 2013 - Present Madison Funds (21), 2004 - Present
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	39
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present
Madison Funds (21), 2009 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present

1 Independent Trustees serve in such capacity until the trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining trustees on an annual basis.

[2]
As of the date of this SAI, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) (“MSP”) and the Madison Covered Call & Equity Strategy Fund (a closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

Trustee Compensation
During the fiscal year ended December 31, 2013, the trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex[1]
Steven P. Riege	$35,125[3]	$66,125
Richard E. Struthers	$35,125[3]	$66,125
Lorence D. Wheeler	$32,500	$88,000
James R. Imhoff, Jr.	$32,500	$88,000
Philip E. Blake	$32,500	$88,000
Katherine L. Frank[2]	None	None
1Fund Complex as defined above.

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2Non-compensated interested trustee.
3These trustees received additional compensation for serving as chairs of the Board committees for part of the year.

The funds do not have any sort of pension or retirement plans for the benefit of trustees. However, as an employee of Madison, Ms. Frank participates in a profit sharing plan sponsored by Madison for the benefit of its employees. No part of such plan is secured or funded by the funds.
There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

Board Qualifications
The members of the Board of Trustees each have experience which led fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI. Ms. Frank, the sole member of the Board who is considered “interested” under the 1940 Act, has been with MIH for more than 20 years and has held executive management positions during her tenure with the firm. Regarding the Independent Trustees, all five of them have substantial experience operating and overseeing a business, whether it be the newspaper business (for Mr. Blake), the real estate business (for Mr. Imhoff), the management consulting business (for Mr. Riege), the investment management business (for Mr. Struthers), or the retirement plan business (for Mr. Wheeler). As a result of this experience, each of them has unique perspectives regarding the operation and management of the funds and the Board of Trustees’ oversight function with respect thereto. They use this collective experience to serve the funds for the benefit of fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their continued roles as trustees of the funds.

Board Committees
The Board of Trustees has established two standing committees to help manage the funds, as follows: an Audit Committee and a Nominating and Governance Committee.

Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the funds by the funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Funds: Lori Wheeler (Chairman), Philip Blake, James Imhoff, Jr., Steven Riege and Richard Struthers. The Audit Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating trustees and officers to fill vacancies, evaluating their qualifications and for determining trustee compensation. The Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees. The members of the Nominating and Governance Committee are the same as the members of the Audit Committee: James Imhoff, Jr. (Chairman), Philip Blake, Steven Riege, Richard Struthers and Lorence Wheeler. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year. The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the fund’s Secretary at the following address: 550 Science Drive, Madison, Wisconsin 53711.

Leadership Structure of the Board
The Board of Trustees is relatively small (with six members, as noted in the table above) and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board of Trustees meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance.  The Board of Trustees has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

As adviser to the funds, Madison is responsible for the overall risk management for the funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the funds’ business, operations or performance. Risks to the funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the funds’ investment

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programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with Madison, the Chief Compliance Officer, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.

Given the small size of the Board of Trustees, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of fund investors.

Trustees’ Holdings
As of December 31, 2013, none of the trustees held any shares in the funds. However, their Fund Complex holdings as of such date were as follows:

Name of Trustee	Aggregate Dollar Range of Equity Securities in Fund Complex[1,2]
Steven P. Riege	$1-10,000
Richard E. Struthers	$50,001-$100,000
Lorence D. Wheeler	Over $100,000
James R. Imhoff, Jr.	Over $100,000
Philip E. Blake	Over $100,000
Katherine L. Frank	Over $100,000
1Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2Fund Complex as defined above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES

The Trust is an investment vehicle underlying the separate accounts CMFG Life Insurance Company (“CMFG Life”) which issues variable contracts. As of April 1, 2014, the separate accounts of CMFG Life and certain qualified plans were the primary shareholders of the Trust.

The following table sets forth 5% or more beneficial ownership of shares of each class of each fund, if applicable, as of April 1, 2014.

Fund	Name and Address of Owner	Percentage Ownership
Money Market Fund Class I	Aloha Pacific Federal Credit Union, Honolulu, HI 96813	12.06%
	Public Service Credit Union, Denver, CO 80224	15.28%
Money Market Fund Class II	Fumie Markwell, El Paso, TX 79912-1741	5.85%
	Harry C. Serfas, Bethalto, IL 62010	6.05%
	David G. DeCastro, Stonington, CT 06378	6.90%
	Michael W. Long, Moss Point, MS 39562	6.91%
Aggressive Allocation Fund Class II	Leon C. Myers, Marcellus, MI 49067	6.93%
	Shirley L. Myers, Marcellus, MI 49067	6.99%
	Patricia A. Pfau, Portage, MI 49002	7.77%
	David J. Doorlag, Kalamazoo, MI 49004	8.14%
	Curtis A. Armstead, Portage, MI 49002	10.94%
	Robert Dale Shillings, Groves, TX 77619	11.06%
Moderate Allocation Fund Class II	Nathan E. Lindgren, Lexington, MA 02420	8.96%
Small Cap Fund Class I	Maine Credit Union League Retirement Plan, Portland, ME	11.17%
As of April 1, 2014, the Trust’s trustees and officers, as a group, did not own any voting securities of each fund.

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PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Background. The investment adviser to the Trust, Madison Asset Management, LLC (“Madison”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is jointly owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711, and CMFG Life Insurance Company (“CMFG Life”), 5910 Mineral Point Road, Madison, WI 53705, although MIH has a controlling interest in Madison (CMFG Life’s interest in Madison is a non-voting equity interest). Madison shares investment personnel with Madison Investment Advisors, LLC, a wholly owned subsidiary of Madison. MIH is a registered investment adviser founded in 1973 which currently operates primarily as a holding company. In addition to Madison, the other firms included under the MIH umbrella are: Madison Scottsdale, LC (a registered investment adviser providing portfolio management services to insurance companies), located in Scottsdale, AZ; Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts), located at 550 Science Drive, Madison, WI 53711; NorthRoad Capital Management LLC (a registered investment adviser specializing in international/global equity strategies), located in New York, NY; and Concord Asset Management, LLC (a registered investment adviser providing portfolio management services to high net worth individuals), located in Chicago, IL. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH, which, in turn, controls Madison.
Management Agreement. Madison has entered into a Management Agreement with the Trust that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. Under the Management Agreement, Madison is also generally responsible for the other operations of the Trust. As compensation for its services under the Management Agreement, the Trust pays Madison a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund.
During each of the three fiscal years ended December 31, the Trust paid the following fees to Madison under the Management Agreement:

Fund	Management Fee	2013	2012	2011
Conservative Allocation	0.30%	$706,785	$ 703,713	$ 702,192
Moderate Allocation	0.30%	1,213,697	1,181,297	1,166,477
Aggressive Allocation	0.30%	448,998	424,625	398,296
Money Market	0.45%	204,783	246,548	298,511
Core Bond	0.55%	1,967,690	2,278,703	2,442,522
High Income	0.75%	456,562	654,589	726,909
Diversified Income	0.70%	2,848,294	2,822,232	2,843,178
Large Cap Value	0.60%	3,280,922	3,079,980	3,053,246
Large Cap Growth	0.80%	2,934,134	2,973,834	3,057,900
Mid Cap	0.90%	3,516,475	3,354,279	3,479,609
Small Cap	1.10%	150,669	143,011	146,432
International Stock	1.20%	1,140,621	1,103,516	1,202,587
Target Retirement 2020	0.25%[2]	161,522	120,883	82,167
Target Retirement 2030	0.25%[2]	205,449	142,264	91,228
Target Retirement 2040	0.25%[2]	149,250	104,554	73,179
Target Retirement 2050[1]	0.25%[2]	30,946	11,023	2,416
1Fund commenced investment operations on January 3, 2011.

[2]
Prior to February 17, 2011, the management fee for these funds was 0.40% (annualized), with a temporary fee waiver of 0.20%. Effective February 17, 2011, the adviser contractually agreed to reduce its management fee for these funds from 0.40% to 0.20%. The fees reflected in the table are the net advisory fees incurred after the waiver. Beginning September 1, 2011, the management fee for these funds was increased to 0.25% (annualized) and a separate services fee (discussed below) was instituted.

In addition to providing investment management services to the funds, Madison also provides or otherwise arranges for the funds to have all operational and support services needed by each fund. For all but the Target Date Funds, such services are included in the Management Agreement between Madison and the funds; for the Target Date Funds, such services are described in a separate Services Agreement between the parties. The services provided include:

•	Handling bookkeeping and portfolio accounting for the Trust.

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•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).

•	Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.

•	Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.

•	Arranging for and paying the Trust's legal counsel and outside counsel to the Independent Trustees.

•	Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.

•	Printing and distributing prospectuses and periodic financial reports to current shareholders.

•	Paying for trade association membership.

•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

In providing or arranging for the provision of the various services covered by the Management Agreement, Madison negotiates for the best services at the best price available from the Trust’s unaffiliated service providers. To the extent Madison is able to negotiate discounts from service providers, these discounts are not necessarily passed onto the Trust.

For all but the Target Date Funds, Madison provides all these services for no additional fee, beyond that which is paid to Madison under the Management Agreement. For the Target Date Funds, these services are provided for a fee of 0.05% of each fund’s average daily net assets. Except as set forth below, the funds remain responsible for all of the following fees:

•	Independent Trustees’ fees and expenses (except that with regard to the Target Date Funds, these fees are included in the service fee paid to Madison);

•	Independent registered public accountants’ fees and expenses (except that with regard to the Target Date Funds, these fees are included in the service fee paid to Madison);

•
Costs associated with the Trust’s compliance program under Rule 38a-1 of the 1940 Act, including personnel costs, which represents a percentage of the costs for the compliance program utilized by the Trust, other investment companies managed by Madison and its affiliates (except that with regard to the Target Date Funds, these fees are included in the service fee paid to Madison);

•	Fees related to portfolio holdings, such as brokerage commissions, interest on loans, etc.;

•	Rule 12b-1 distribution and service fees disclosed in the Trust prospectuses;

•	Acquired fund fees, if any; and

•	Extraordinary or non-recurring fees, such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes.

As it relates to the Target Date Funds, Madison has agreed, until April 30, 2014, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.
During each of the three fiscal years ended December 31, the Trust paid the following service fees to Madison for the Target Date Funds:

Fund	Service Fee[2]	2013	2012	2011[1]
Target Retirement 2020	0.05%	$32,304	$24,17	$6,148
Target Retirement 2030	0.05%	41,090	28,453	6,915
Target Retirement 2040	0.05%	29,850	20,911	5,445
Target Retirement 2050	0.05%	6,189	2,205	300

[1]	The service fee was instituted beginning September 1, 2011.

[2]
Under the services agreement, Madison has agreed, until April 30, 2015, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit the fund’s total operating expenses on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the underlying funds.

Subadvisory Agreements. As described in the applicable prospectus, Madison manages the assets of the High Income, Small Cap and International Stock Funds using a “manager of managers” approach under which Madison allocates the fund’s assets among one or more “specialist” subadvisers (each, a “Subadviser”). The Trust and Madison have received an order from the SEC that permits the hiring of unaffiliated Subadvisers without shareholder approval. If Madison hires a new Subadviser pursuant to the order, shareholders will receive an “information statement” within 90 days after a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).

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Even though Subadvisers have day-to-day responsibility over the management of the High Income, Small Cap and International Stock Funds, Madison retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination and replacement to the Trust’s Board of Trustees.
Madison may, at some future time, employ a subadvisory or “manager of managers” approach to other new or existing funds in addition to the High Income, Small Cap and International Stock Funds.

Shenkman Capital Management, Inc. (High Income Fund)
As of the date hereof, Shenkman Capital Management, Inc. (“Shenkman”) is the only Subadviser managing the assets of the High Income Fund. For its services to the fund, Shenkman receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Shenkman received the following management fees for its services during the fiscal years noted:

Fiscal year ended December 31	Amount
2013	$233,418
2012	$327,209
2011	$363,393

Wellington Management Company, LLP (Small Cap Fund)
As of the date hereof, Wellington Management Company, LLP (“Wellington Management”) is the only Subadviser managing the assets of the Small Cap Fund. For its services to the fund, Wellington Management receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Wellington Management received the following management fees for its services during the fiscal years noted:

Fiscal year ended December 31	Amount
2013	$99,193
2012	$91,000
2011	$93,149

NorthRoad Capital Management LLC (International Stock Fund)
As of the date hereof, NorthRoad Capital Management LLC (“NorthRoad”) is the only Subadviser managing the assets of the International Stock Fund. For its services to the fund, NorthRoad receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Because NorthRoad did not begin managing the assets of the International Stock Fund until December 31, 2013, there is no data to report for the prior three fiscal years.

PORTFOLIO MANAGERS

Madison Asset Management, LLC
Compensation. Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.
With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed income teams are calculated based on a percentage of revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods (measured on a pre-tax basis). Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee. All investment professionals are eligible to participate in the incentive compensation pool.

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The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm asset allocation and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.
The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.
There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.
Other Accounts Managed (as of December 31, 2013):
David Hottmann - Target Allocation and Target Date Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$405,670,369	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,631	$1,435,686,205	0	$0

Patrick Ryan - Target Allocation and Target Date Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$405,670,369	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,631	$1,435,686,205	0	$0

Paul Lefurgey - Core Bond Fund and Diversified Income Fund (fixed income portion)

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	7	$ 458,695,712	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8,299	$4,339,214,395	0	$0

Randy Johnson - Core Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$164,297,855	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	8,299	$4,339,214,395	0	$0

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Greg Poplett - Core Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$164,297,855	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	8,299	$4,339,214,395	0	$0

John Brown - Diversified Income Fund (equity portion) and Large Cap Value Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$449,577,740	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288,029,289	0	$0
Chris Nisbet - Diversified Income Fund (fixed income portion)

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$379,596,780	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8,299	$4,339,214,395	0	$0
Jay Sekelsky - Large Cap Value Fund and Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$614,322,613	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288,029,289	0	$0

Ray DiBernardo -Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$465,624,276	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	1,288,029,289	0	$0
Walter Dewey - Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$166,352,324	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	262	$201,819,001	0	$0

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Drew Justman - Large Cap Value Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288,029,289	0	$0

Richard Eisinger - Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$326,458,021	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288,029,289	0	$0

Matt Hayner - Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$542,019,205	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288,029,289	0	$0

Material Conflicts of Interest: Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross selling” from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
In connection with the management of the Target Allocation Funds and Target Date Funds, trustees and officers of these funds and the underlying affiliated mutual funds in which they invest (the “Underlying Madison Funds”) and certain directors and officers of Madison and its affiliates also serve in similar positions with most of the Underlying Madison Funds. Therefore, if the interests of the Target Allocation or Target Date Funds and the Underlying Madison Funds were ever to diverge, it is possible that a conflict of interest could arise and affect how fund trustees and officers fulfill their fiduciary duties to these funds. Trustees of the Target Allocation Funds and Target Date Funds believe they have structured these funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Target Allocation or Target Date Funds could be adverse to the interests of an Underlying Madison Fund, or the reverse could occur. If such a possibility arises, trustees and officers of the affected funds and the directors and officers of Madison will carefully analyze the situation and take all steps they believe are reasonable to minimize and, where possible, eliminate the potential conflict.
Fund Ownership: As of December 31, 2013, no portfolio manager beneficially owned any fund shares.

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Shenkman Capital Management, Inc.
Compensation: Shenkman offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Messrs. Shenkman, Flanagan, Slatky, Dobbin and Schweitzer serve as co-portfolio managers for the High Income Fund. Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not directly based on the performance of the High Income Fund or the value of assets held in its portfolio.
Other Accounts Managed (as of December 31, 2013):
Mark Shenkman - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$3,109,823,990	0	$0
Other Pooled Investment Vehicles	16	$5,902,638,232	6	$1,591,729,953
Other Accounts	243	$15,008,446,306	0	$0

Eric Dobbin - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$1,871,651,174	0	$0
Other Pooled Investment Vehicles	2	$165,151,109	1	$12,837,477
Other Accounts	36	$3,432,026,025	0	$0

Justin Slatky - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$187,243,050	0	$0
Other Accounts	25	$3,115,225,347	0	$0

Mark Flanagan - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$2,455,354,766	0	$0
Other Accounts	10	$966,806,111	0	$0

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Steven Schweitzer - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$446,606,539	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	48	$4,397,092,286	0	$0
Material Conflicts of Interest: As a general matter, Shenkman attempts to minimize conflicts of interest. To that end, Shenkman has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s compliance manual. In accordance with this policy, Shenkman has identified certain potential conflicts of interest in connection with its management of the High Income Fund.
A potential conflict of interest may arise as a result of Shenkman’s management of other accounts with varying investment guidelines. Shenkman adheres to a systematic process for the approval, allocation and execution of trades. It is Shenkman’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, Shenkman may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, Shenkman may sell securities for only some client accounts without selling the same securities for other client accounts. Certain accounts managed by Shenkman may also be permitted to sell securities short. Accordingly, Shenkman and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When Shenkman or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the High Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Shenkman and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. Shenkman also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. Shenkman may purchase these securities for its client accounts, including for the High Income Fund. Additionally, Shenkman is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.
From time to time, Shenkman may have arrangements with brokers and/or affiliates of brokers who may recommend Shenkman’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, Shenkman does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent Shenkman does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). A conflict of interest may arise because Shenkman may execute securities transactions on behalf of its clients, including the High Income Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, Shenkman has an obligation to obtain best execution for its clients. The allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to Shenkman’s obligation to obtain best execution under the circumstances. Shenkman’s Chief Compliance Officer periodically monitors Shenkman’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that Shenkman has obtained best execution in accordance with its policies and procedures.
From time to time, it may be appropriate for Shenkman to aggregate client orders for the purchase or sale of securities. Shenkman engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for Shenkman’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.
Shenkman permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, Shenkman has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, Shenkman maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear all securities trades as well as shares of mutual funds for which Shenkman acts as subadviser.

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Shenkman may share in performance-based compensation, manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance based compensation arrangements than other accounts. When Shenkman and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. Shenkman and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. Shenkman believes that if it charges a performance fee on accounts that receive new issues, Shenkman may have a potential conflict of interest in allocating new issues to these accounts. Shenkman states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues periodically to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.
Shenkman may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where Shenkman believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, Shenkman will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.
Fund Ownership: As of December 31, 2013, no portfolio manager beneficially owned any fund shares.

Wellington Management Company, LLP
Compensation. Wellington Management receives a fee based on the assets under management of the Small Cap Fund, as set forth in the Subadvisory Agreement between Wellington Management and Madison. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Small Cap Fund. The following information relates to the fiscal year ended December 31, 2013.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Small Cap Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Small Cap Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Small Cap Fund is linked to the gross pre-tax performance of the portion of the Small Cap Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. McCormack and Pedersen are partners of the firm.

Fund	Benchmark Index and/or Peer Group for the Incentive Period
Small Cap Fund	Russell 2000® Index

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Other Accounts Managed (as of December 31, 2013):
Timothy J. McCormack - Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	10	$2,064,037,429	0	$0
Other Pooled Investment Vehicles	8	$1,626,886,790	1	$186,050,189
Other Accounts	25	$2,112,477,046	0	$0

Shaun F. Pedersen - Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	10	$2,064,037,429	0	$0
Other Pooled Investment Vehicles	8	$1,626,886,790	1	$186,050,18
Other Accounts	25	$2,112,477,046	0	$0

Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Small Cap Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Small Cap Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small Cap Fund. The Investment Professionals make investment decisions for each account, including the Small Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Small Cap Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small Cap Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely impact the Small Cap Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Small Cap Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Small Cap Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Small Cap Fund. Messrs. McCormack and Pedersen also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Fund Ownership: As of December 31, 2013, no portfolio manager beneficially owned any fund shares.

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NorthRoad Capital Management LLC
Compensation: Please refer to the equity team disclosure under the heading “-Madison Asset Management, LLC,” above, for a discussion of the compensation structure applicable to NorthRoad portfolio management staff.
Other Accounts Managed (as of December 31, 2013):
Chuck Saunders - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$32,262,191	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	1,202	$362,947,258	0	$0

Jim Shore - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$32,262,191	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	1,202	$362,947,258	0	$0

Ray Vars - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$32,262,191	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	1,202	$362,947,258	0	$0
Material Conflicts of Interest: Please refer to the material conflicts of interest disclosure under the heading “-Madison Asset Management, LLC,” above.

Fund Ownership: As of December 31, 2013, no portfolio manager beneficially owned any fund shares.

TRANSFER AGENT

Boston Financial Data Services (“BFDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds’ transfer agent. As transfer agent, BFDS maintains the funds’ shareholder records and reports.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the funds.
In its capacity as custodian, State Street holds all securities and cash owned by the funds and receives all payments of income, payments of principal or capital distributions with respect to securities owned by the funds. Also, the custodian receives payment for the shares issued by the funds. The custodian releases and delivers securities and cash upon proper instructions from the funds. Pursuant to, and in furtherance of, a custody agreement with State Street, the funds use automated instructions and a cash data entry system to transfer monies to and from the funds’ account at the custodian.

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DISTRIBUTION

Principal Distributor and Distribution of Fund Shares
As described in the prospectuses, the Trust does not offer its shares directly to the public. Shares of the Trust are currently issued and redeemed through MFD Distributor, LLC (f/k/a Mosaic Funds Distributor, LLC) (the “Distributor”). The Distributor, located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of each fund, and the Distributor. The Distributor is a wholly owned subsidiary of MIH. The Distributor maintains a branch office at 550 Science Drive, Madison, Wisconsin, 53711.
Shares of the funds are offered continuously by the Distributor on behalf of the funds and are purchased and redeemed at NAV. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the funds, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the funds or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the funds or the funds’ shareholders.
The Distributor has not received any underwriting commissions from the Trust for the last three fiscal years.
The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the fiscal year ended December 31, 2013:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
MFD Distributor, LLC	None	None	None	$616,623
1 Reflects amount paid under the distribution and service plan discussed below.
Distribution and Service Plan
The Board of Trustees has adopted a distribution and service plan with respect to the Trust’s Class II shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Trust will pay the Distributor distribution and/or service fees for Class II shares at an aggregate annual rate of 0.25% of each fund’s daily net assets attributable to the Class II shares. In return for compensation under the Plan, the Distributor carries out activities primarily intended to result in the sale of Class II shares or the servicing of Class II shareholders. The Distributor may also pass through all or a portion of the distribution and service fee to broker-dealers or others who distribute Class II shares and/or service Class II shareholders. The Distributor and/or Madison may also make payments from their own resources to brokers, financial advisors, or others for selling Class II shares or servicing Class II shareholders.
The distribution and service fees will be used to compensate the Distributor for any activity that is (a) primarily intended to provide ongoing servicing and maintenance of the accounts of shareholders of the Class II shares, including, but not limited to, compensation of dealers and others for providing personal and account maintenance services to Class II shareholders and salaries and other expenses relating to the Class II account servicing efforts (“shareholder servicing”) and/or (b) primarily intended to result in the sale of Class II shares, including, but not limited to, compensation of dealers and others for various activities primarily intended to result in the sale of Class II shares, and salaries and other expenses relating to selling or servicing efforts. Without limiting the generality of the foregoing, the initial categories of distribution expenses shall include: (a) salaries and expenses of sales force, home office management and marketing personnel; (b) expenses incurred by the principal underwriter for office space, office equipment and supplies; (c) expenses incurred by the principal underwriter for the preparation, printing and distribution of sales literature used in connection with the offering of the Class II shares; (d) expenses incurred by the principal underwriter for advertising, promoting and selling the Class II shares; (e) the cost of printing or distributing the Trust’s prospectuses or statement of additional information (or supplements thereto) used in connection with the offering of the Class II shares; (f) the cost of printing and distributing additional copies, for use as sales literature for the Class II shares, of annual reports and other communications prepared by the Trust for distribution to existing shareholders; (g) the cost of holding seminars and sales meetings designed to promote the sale of the Class II shares; (h) the cost of training sales personnel regarding sale of the Class II shares; and (i) the cost of any other activity that the Board determines is primarily intended to result in the sale of Class II shares. Under no circumstances may more than 0.25% of a fund’s average daily net assets be allocated to shareholder servicing.

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Because Madison is required to reimburse the Distributor for any expenses incurred by the Distributor that exceed the revenue it receives, in the event that the Distributor is not fully reimbursed by the Trust for expenses it incurs under the Plan in any fiscal year, Madison will reimburse the Distributor for such excess expenses.
The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of daily net assets attributable to the Class II shares of each fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. In the event that fees payable to the Distributor under the Plan are less than the amount of expenses the Distributor incurs under the Plan in any fiscal year, the Distributor may carry these expenses forward, provided, however, that the Board may terminate the Plan and thus the Trust’s obligation to make further payments at any time. Accordingly, the Trust does not treat such expenses relating to the Class II shares as a liability.
A fund may engage in joint distribution activities with other funds included within the Trust and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.
The Plan must be approved annually by a majority of the Board, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plan.
Pursuant to the Plan, at least quarterly, the Distributor provides the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Board of Trustees reviews these reports on a quarterly basis to determine their continued appropriateness.
The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. The Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund’s outstanding Class II shares upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding Class II shares of the applicable fund which has voting rights with respect to the Plan. And finally, the Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class II shares have exclusive voting rights with respect to the Plan.
In adopting the Plan, the Board concluded that, in its judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Class II shares of the Trust by increasing overall assets of those funds with Class II shares. The Board of Trustees determined that shareholders will benefit from an increase in fund assets in several ways, including: (i) providing the funds’ Investment Adviser greater presence in the marketplace; (ii) reducing the potential adverse impact of redemptions on the Investment Adviser to carry out each fund’s investment strategy; (iii) increasing each fund’s economies of scale by spreading fixed costs over a larger shareholder base; (iv) simplifying compliance with the diversification rules of the1940 Act and the Code; and (v) improving the image of the funds, making them more marketable.
The table below shows the dollar amounts spent by the Trust under the Plan for the fiscal year ended December 31, 2013 for each of the following items:

Class II Plan
Advertising	0
Printing and mailing of prospectuses to other than current shareholders	0
Compensation to underwriters	0
Compensation to selling dealers/insurance companies	$616,623
Compensation to sales personnel	0
Interest, carrying, or other financing charges	0
Total	$616,623

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BROKERAGE

Madison and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.
In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIH, Madison and their affiliates. Therefore, the funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.
What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.
Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.
Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.
Brokers or dealers who execute portfolio transactions for the funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.
In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
With respect to the Target Allocation and Target Date Funds, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The Target Allocation and Target Date Funds will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.

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Madison monitors the brokerage policies and procedures of the Subadvisers on a periodic basis to ensure that such policies and procedures are generally consistent with the foregoing and that they comply with applicable law.
Madison’s policy and procedures with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.
For each of the three fiscal years ended December 31, the Trust paid aggregate brokerage commissions as follows:

Fund	2013	2012	2011
Conservative Allocation	$ 46,959	$ 6,327	$ 0
Moderate Allocation	118,732	17,216	757
Aggressive Allocation	62,650	12,169	892
Money Market	N/A	N/A	N/A
Bond	N/A	N/A	N/A
High Income	N/A	N/A	N/A
Diversified Income	64,128	93,778	97,793
Large Cap Value	212,984	255,887	294,065
Large Cap Growth	222,245	406,516	546,309
Mid Cap	157,687	240,501	411,867
Small Cap	7,994	4,867	5,692
International Stock	108,064	106,129	103,440
Target Retirement 2020	54,665	7,045	5,359
Target Retirement 2030	65,150	9,376	6,535
Target Retirement 2040	56,445	8,222	5,890
Target Retirement 2050[1]	20,966	1,195	0
1Fund commenced investment operations on January 3, 2011.

During the fiscal year ended December 31, 2013, the Trust paid $1,082,610 in brokerage commissions to firms for providing research services involving approximately $3,731,032,653 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.
The following table indicates the value of each of the fund’s aggregate holdings of the securities of its regular brokers or dealers or their parents that derive form than 15% of gross revenues from securities-related activities for the fiscal year ended December 31, 2013:

Fund	Name of Regular Broker or Dealer of Parent (Issuer)	IRS Number	Type of Security Owned	Value Owned as of December 31, 2013
Money Market	JP Morgan Chase & Co	13-2624428	Debt	$1,541,000

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of Madison and the applicable Subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds’ shareholders and (2) Madison, the funds’ Subadvisers (if any) and the Distributor.
Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost on the SEC’s web site at www.sec.gov.

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SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board of Trustees has approved, policies and procedures designed to ensure that the disclosure of the funds’ portfolio holdings is in the best interest of the funds’ shareholders in the manner described below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the funds. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds’ portfolio holdings.
The funds’ portfolio holdings are made public, as required by law, in the funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds’ portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds’ first and third fiscal quarters and are available to any interested person. Also, with regard to the Money Market Fund, portfolio holdings are disclosed on a monthly basis within five business days after the end of each month through the filing of Form N-MFP with the SEC. Such information is also posted at the same time to the following website: www.ultraseriesfund.com.
The funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist Madison in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.
Currently, the funds’ portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds’ portfolio holdings.
The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.
The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds’ custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition.  Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag) - for mutual fund analysis.
In addition, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information relating to the Small Cap Fund to the following parties: Brown Brothers Harriman & Co. (performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis); FactSet Research Systems, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Glass, Lewis & Co. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); Investment Technology Group, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Markit WSO Corporation (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis); and State Street Bank and Trust

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Company (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis).
Shenkman discloses portfolio holdings of the High Income Fund to the following service providers for the sole purpose of assisting Shenkman in performing its services as subadviser to the High Income Fund: FactSet Research Systems, Inc. - analytics (daily); Kynex, Inc. - convertible securities analysis (daily); Bloomberg, L.P. - trade order management system (daily); and Electra Information Systems, Inc. - portfolio reconciliation (daily).
Any exceptions to the above disclosure rules must be pre-approved by the Trust’s chief compliance officer. There can be no assurance that the funds’ policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS

The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees. Each of the funds’ Subadvisers has likewise adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees.
In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.
The codes of ethics generally prohibit employees from engaging in personal securities transactions in any security that a Madison client might trade within seven days before or after the employee. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, U.S. Treasury securities and certain securities identified by Madison’s preclearance officer as securities that will not be held in any client (or fund) portfolio. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as the independent asset manager provides written confirmation to Madison that Madison’s employees are prohibited from exercising any discretion over the account.

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SHARES OF THE TRUST

Shares of Beneficial Interest
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board of Trustees has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board of Trustees has authorized shares of each of the series or funds described in the prospectuses. Additional series may be added in the future. The Declaration of Trust also authorizes the Board of Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board of Trustees has authorized the issuance of two classes of shares of the funds, designated as Class I and Class II. Additional classes of shares may be offered in the future.
The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class I and Class II shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class II shares will be borne exclusively by that class; and (ii) each class will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the “IRS”) on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on the share class purchased.
In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Share certificates will not be issued.

Voting Rights
Pursuant to current interpretations of the 1940 Act, CMFG Life will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CMFG Life will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class, except for matters concerning only a series or class. Certain matters approved by a vote of the shareholders of the Trust may not be binding on a series or class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or class which are not identical with the interests of all other series and classes, such as a change in investment policy or approval of the Investment Adviser, and failure by the holders of a majority of the outstanding voting securities of the series or class to approve the matter. The holders of each share of each series or class of stock of the Trust shall be entitled to one vote for each full dollar of NAV and a fractional vote for each fractional dollar of NAV attributed to the shareholder.
The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Board of Trustees has the power to alter the number and the terms of office of the trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the trustees have been elected by the shareholders of the Trust. The Declaration of Trust provides that shareholders can remove trustees by a vote of two-thirds of the outstanding shares (by NAV) and the Declaration of Trust sets out procedures to be followed.

Limitation of Shareholder Liability
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that no shareholder shall be subject to any personal liability in connection with Trust property or the affairs of the Trust. It also requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by her or him in connection with any such claim or liability. Additionally, the Board of Trustees must maintain insurance for the protection of,

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among other things, the shareholders in such amount as the Board deems adequate to cover all foreseeable tort liability to the extent such insurance is available at reasonable rates. Therefore, the risk of a shareholder’s incurring financial loss on account of shareholder liability is generally limited to circumstances in which the Trust and/or its insurance carrier(s) would be unable to meet these obligations.

Limitation of Trustee and Officer Liability
The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Interseries Liability
All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use combined prospectuses, however, it is possible that one fund might become liable for a misstatement or omission in a prospectus regarding another fund with which its disclosure is combined.

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Conflicts of Interest
Because shares of the Trust are sold to CMFG Life separate accounts, qualified retirement plans sponsored by affiliates of CMFG Life, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of: (1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Trust does not currently foresee any disadvantage to one category of investors vis-à-vis another arising from the fact that the Trust’s shares support different types of variable insurance contracts. However, the Board of Trustees will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Trust held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each Target Allocation and Target Date Fund consist primarily of shares of underlying funds, the NAV of each Target Allocation and Target Date Fund is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

Money Market Fund
The Board of Trustees has determined that the best method currently available for determining the NAV for the Money Market Fund is the amortized cost method. The Board will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the fund’s investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than ½ of one percent (0.5%) between the two. The Board of Trustees will take such steps as it considers appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Rule 2a-7 requires that the Money Market Fund limit its investments to instruments which Madison determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by Madison. It also calls for the Money Market Fund to maintain a dollar weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 60 days, the Money Market Fund will invest its available cash in such manner as to reduce such maturity to 60 days or less as soon as reasonably practicable.
It is the normal practice of the Money Market Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Money Market Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Fund (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the Money Market Fund (if any) will tend to be lower than if the valuation were based upon market prices and estimates.

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Portfolio Valuation
Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices, and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of the Target Allocation and Target Date Funds consist primarily of shares of underlying funds, the NAV of each of those funds is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not quoted or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.
All other securities for which either quotations are not readily available, no other sales have occurred or, in the opinion of the Trust’s Pricing Committee (the “Pricing Committee”), cannot otherwise be valued based on an objective, observable, unadjusted quoted market price (or should not use that price because it would not represent the security’s fair value), are appraised at their fair values as determined in good faith by the Pricing Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Pricing Committee will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require the Target Allocation and Target Date Funds to do the same because of delays in obtaining the underlying fund’s NAV.
A fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Pricing Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Pricing Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
The Pricing Committee is comprised of the following employees of Madison: Greg Hoppe (Treasurer of the funds), Katherine Frank (President of the funds), Paul Lefurgey (Portfolio Manager), Jay Sekelsky (Portfolio Manager), Adam Sweet (Equity Analyst) and Alan Shepard (Fixed Income Analyst).

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DISTRIBUTIONS AND TAXES

Distributions
It is the intention of the Trust to distribute substantially all of the net income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:

(i)
Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the Money Market Fund will be declared and paid daily and reinvested monthly in additional full and fractional shares of such fund, unless otherwise directed;

(ii)
Distributions of net investment company taxable income, if any, with respect to the Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, International Stock, Target Allocation and Target Date Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(iii)
All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

Federal Tax Status of the Funds
Qualification as Regulated Investment Company. Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by each fund.
Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a “regulated investment company” under Subchapter M (and is ineligible for, or chooses not to take advantage of, available remediation provisions), it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.
A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as the funds, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. The funds are therefore not subject to the excise tax.
Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal

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income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.
Section 817(h) Diversification Requirements. Each fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued there under. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act, and may affect the securities in which a fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a fund may be required, for example, to alter its investment objectives.
The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	no more than 55% of a fund’s total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments

Section 817(h) also provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements. If, for any taxable year, a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if, for any taxable year, a fund fails to qualify as a regulated investment company, or otherwise fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Investment Adviser and each fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Investment Adviser might otherwise select.

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Capital Loss Carryforward. As of December 31, 2013, the following funds had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years.

	Carryover Expiring in:
Fund	2014	2015	2016	2017	2018	2019	No Expiration-Short Term
Conservative Allocation	$—	$—	$—	$—	$—	$—	$—
Moderate Allocation	—	—	—	5,429,580	9,937,108	—	—
Aggressive Allocation	—	—	—	—	—	—	—
Money Market	—	—	—	—	—	—	399
Core Bond	—	—	2,652,908	8,593,619	346,309	—	—
High Income	—	—	—	4,641,635	—	—	—
Diversified Income	—	—	—	6,420,044	—	—	—
Large Cap Value	—	—	—	28,758,901	—	—	—
Large Cap Growth	—	—	—	—	—	—	—
Mid Cap	—	—	15,192,498	—	—	—	—
Small Cap	—	—	607,545	—	—	—	—
International	—	—	3,937,695	20,286,292	1,822,160	—	—
Target Retirement 2020	—	—	—	—	—	—	—
Target Retirement 2030	—	—	—	—	—	—	—
Target Retirement 2040	—	—	—	—	—	—	—
Target Retirement 2050	—	—	—	—	—	—	—

Investments in Foreign Securities. If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.
A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the fund’s shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.
If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.
Investments with Original Issue Discount. Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the

54

receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Federal Tax Treatment of Options and Foreign Currency Transactions. Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.
If a fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.
A fund’s investment in Section 1256 contracts, such as most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.
The preceding rules regarding options and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Contract Owner Taxation
Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a fund generally are not subject to federal income tax on fund earnings or distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.
This section is not intended to be a full discussion of tax laws and the effect of such laws on a fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202 to perform the annual audits of the funds.

FINANCIAL STATEMENTS

The funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds’ 2013 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to CMFG Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677; visiting the website at www.ultraseriesfund.com or by calling 1-800-798-5500.

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APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”), and/or its respective subadviser: Shenkman Capital Management, Inc. (“Shenkman”) in the case of the High Income Fund; Wellington Management Company, LLP (“Wellington Management”) in the case of the Small Cap Fund; and NorthRoad Capital Management LLC (“NorthRoad”) in the case of the International Stock Fund.

The proxy voting policies and procedures for Madison, Shenkman, Wellington Management and NorthRoad are found below, and collectively constitute the proxy voting policies and procedures of the Ultra Series Fund (the “Trust”).

Note: Because NorthRoad is affiliated with Madison, NorthRoad’s proxy voting policies and procedures are subsumed within Madison’s policies and procedures described below. In particular, please refer to “Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations” below.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.
Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.
Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.
As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.
Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.
Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.
Why would voting as the board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:
1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?
3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)
4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)
Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.
In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.
Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.
In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.
Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.
As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.
Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.
Special Considerations for Sub-Advised Funds
The proxy voting policy and procedures of the Trust reflect the policies and procedures of the Trust’s investment advisor, Madison Asset Management, LLC (“Madison”), and are incorporated into Madison’s written compliance and procedures manual. In addition, the Trust’s policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Shenkman Capital Management, Inc., Lazard Asset Management LLC, NorthRoad Capital Management LLC, and Wellington Management Company, LLP.
With respect to the proxy voting function relative to the Trust, the Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Trust’s sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trust. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that the Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.
Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor the Trust will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.
Special Considerations for International Securities
Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.
ERISA Fiduciary Accounts
As a general rule, an ERISA plan trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.
It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.
1. If the Contracts expressly preclude Madison from voting proxies, then the trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.
Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).
Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.
Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.
Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations
In the absence of specific voting guidelines from the client, NorthRoad will vote proxies in the best interests of each particular client. NorthRoad’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on NorthRoad’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. The firm retained an independent their party proxy voting service (Glass Lewis) to provide voting recommendations for securities held in client accounts. Although NorthRoad considers the rationale behind and the recommendations made by the service, such recommendations are not binding unless the firm has a conflict of interest. Having considered the recommendations of the proxy voting service:

1.
NorthRoad will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

2.	NorthRoad will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

3.	In reviewing proposals, NorthRoad will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

4.
NorthRoad may determine that voting a proxy is not in the client's best interest based on cost or other factors, including the potential that, by voting, the liquidity of the client’s investment may be impaired.

Last updated February 2013

SHENKMAN CAPITAL MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

Set forth below are the policies and procedures of Shenkman Capital with respect to proxy voting.
This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.
I. Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.
II. Proxy Voting Procedures

(a)
Shenkman Capital will instruct each custodian for a discretionary client account to deliver to Shenkman Capital all proxy solicitation materials received with respect to the account. Shenkman Capital will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman Capital will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. Shenkman Capital will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b)	All proxies received by Shenkman Capital will be sent to the Portfolio Administration Department for processing as follows:

(1)	maintain a record of each proxy received;

(2)	determine which accounts managed by Shenkman Capital hold the security to which the proxy relates;

(3)
forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)
absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman Capital should vote the proxy. The Portfolio Manager will send its decision on how Shenkman Capital will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to issuer and/or the custodian in a timely and appropriate manner.

Shenkman Capital’s General Counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman Capital responds to them in a timely manner.

III. Voting Guidelines

Shenkman Capital will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman Capital will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman Capital considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Shenkman Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Shenkman Capital will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

(a)	the proposal has a positive economic effect on shareholder value;

(b)	the proposal poses no threat to existing rights of shareholders;

(c)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(d)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Shenkman Capital will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(a)	the proposal has an adverse economic effect on shareholder value;

(b)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(c)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(d)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or
(e) the proposal is a shareholder initiative that Shenkman Capital believes wastes time and resources of the company or reflects the grievance of one individual.

Shenkman Capital will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman Capital believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.
IV. Conflicts of Interest
Due to the size and nature of Shenkman Capital’s operations and its limited affiliations in the securities industry, Shenkman Capital does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman Capital recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman Capital or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman Capital will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman Capital place its own interests ahead of the interests of its discretionary client accounts in voting proxies.
If Shenkman Capital determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, Shenkman Capital will provide the affected client with copies of all proxy solicitation materials received by Shenkman Capital with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman Capital’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman Capital’s intended response. If the client consents to Shenkman Capital’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman Capital will vote the proxy as described in the notice. If the client objects to Shenkman Capital’s intended response,
Shenkman Capital will vote the proxy as directed by the client.
V. Disclosure

(a)
Shenkman Capital will disclose in its Form ADV, Part II that clients may contact Shenkman Capital (via e-mail or telephone) in order to obtain information on how Shenkman Capital voted such client’s proxies, and to request a copy of this statement. If a client requests this information, Shenkman Capital will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman Capital voted the client’s proxy.

(b)
A concise summary of this statement will be included in Shenkman Capital’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. Shenkman Capital will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.

VI. Recordkeeping

Shenkman Capital will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Shenkman Capital. Records of the following will be included in the files:

(a)	copies of these proxy voting policies and procedures, and any amendments thereto;

(b)
a copy of each proxy statement that it receives; provided, however, that Shenkman Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)	a record of each vote that Shenkman Capital casts;

(d)	a copy of any document Shenkman Capital created that was material to making a decision how to vote proxies, or that memorializes that decision; and

(e)
a copy of each written client request for information on how Shenkman Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman Capital voted its proxies.

Dated: September 2011

WELLINGTON MANAGEMENT COMPANY, LLP
GLOBAL PROXY POLICIES AND PROCEDURES

Introduction
Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies
As a matter of policy, Wellington Management:

1. Takes responsibility for voting client proxies only upon a client’s written request.

2. Votes all proxies in the best interests of its clients as shareholders (i.e., to maximize economic value).

3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8. Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures
Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

APPENDIX B - QUALITY RATINGS
Any investment Madison makes for the funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”). Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.
Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate securities: Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”). In addition, Madison may also refer to the ratings assigned by Fitch, Inc. (“Fitch”), another NRSRO. In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate. In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.
Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C; and Fitch uses ratings AAA, AA, A, BBB, BB, B, CCC, CC, C and D. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.
Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.
Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.
Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future cannot be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.
Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.
Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.
Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.
Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.
MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.
S&P assigns the ratings, SP-1, SP-2, and SP-3, and Fitch assigns the ratings F1, F2 and F3, to shorter term issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.
Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.
P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; and P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.
S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend

B-1

(except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

C-1

PART C
OTHER INFORMATION

Ultra Series Fund
Item 23. Exhibits

See “Exhibit Index.”
Item 24. Persons Controlled by or Under Common Control With Registrant
Class I and II shares of the Ultra Series Fund (the “Registrant”) are currently sold to CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) and its affiliates, separate accounts and qualified retirement plans. CMFG Life Insurance Company is a mutual life insurance company and therefore is controlled by its contract owners.
Item 25. Indemnification
Article 5.3 of Registrant’s Declaration of Trust provides as follows: Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.
Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.
To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Holdings, Inc.(“MIH”)). See the section in Part B entitled “Management of the Trust - Trustees and Officers” for more information regarding the officers and directors of MAM. Also refer to Part I of MAM’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.
Item 27. Principal Underwriter

a.
MFD Distributor, LLC (“MFD”), a registered broker‑dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant and Madison Funds. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason(1)	General Securities Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill(2)	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Elizabeth A. Dettman(2)	Corporate Accountant	None

David J. DeVito(2)	Branch Manager & General Securities Principal	None

Steven A. Carl(2)	General Securities Principal	None

Michelle Sanville-Seebold(2)	Investment Company & Variable Contracts Products Principal	Assistant Secretary

Holly S. Baggot(2)	Vice President	Secretary and Assistant Treasurer

Katherine L. Frank(2)	Manager; Chief Operating Officer of Sole Member(3)	Trustee and President

(1)The principal business address of this person is: 8777 North Gainey Center Drive, Scottsdale, AZ 85258.

(2)	The principal business address of these persons is: 550 Science Drive, Madison, WI 53711.

(3)	Ms. Frank is the Chief Operating Officer of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Asset Management, LLC

550 Science Drive
Madison, WI 53711

b.	MFD Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

c.	CMFG Life Insurance Company
2000 Heritage Way

Waverly, Iowa 50677

d.	State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105

e.	Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on this 30th day of April, 2014.

Ultra Series Fund

By:    /s/ Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date
/s/Katherine L. Frank	President and Trustee (Principal Executive Officer)	April 30, 2014
Katherine L. Frank

/s/Greg D. Hoppe	Treasurer (Principal Financial Officer)	April 30, 2014
Greg D. Hoppe

*	Trustee	April 30, 2014
Lorence D. Wheeler

*	Trustee	April 30, 2014
James R. Imhoff, Jr.

*	Trustee	April 30, 2014
Philip E. Blake

*	Trustee	April 30, 2014
Steven P. Riege

*	Trustee	April 30, 2014
Richard E. Struthers

*By: /s/ Pamela M. Krill
Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

Exhibit Index

	Exhibit	Incorporated by Reference to	Filed Herewith
(a)	Amended and Restated Declaration of Trust dated May 1, 2012	Post-Effective Amendment (“PEA”) No. 59 to this Form N-1A Registration filed on April 30, 2013
(b)	Amended and Restated Bylaws	PEA No. 19 to this Form N-1A Registration filed on February 28, 1997
(c)	See Exhibits (a) and (b)
(d.1.i)	Amended and Restated Management Agreement with Madison Asset Management (“MAM”) effective December 31, 2013 (for all but Target Date Funds)		X
(d.1.ii)	Management Agreement with MAM effective September 1, 2011 (for Target Date Funds)	PEA No. 55 to this Form N-1A Registration filed on August 12, 2011
(d.2)	Investment Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”) effective July 1, 2009 (Small Cap Fund)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009

(d.3)	Investment Sub-Advisory Agreement with NorthRoad Capital Management LLC effective December 31, 2013 (International Stock Fund)		X
(d.4)	Investment Sub-Advisory Agreement with Shenkman Capital Management effective July 1, 2009 (High Income Fund)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(e)	Amended and Restated Distribution Agreement with MFD Distributor, LLC effective April 19, 2013	PEA No. 59 to this Form N-1A Registration filed on April 30, 2013
(f)	Not Applicable
(g)	Custodian Agreement with State Street Bank and Trust Company (“SSB”) dated January 1, 2013	PEA No. 59 to this Form N-1A Registration filed on April 30, 2013
(h.1)	Amended and Restated Fund Participation Agreement between Ultra Series Fund, CUNA Mutual Insurance Society (“CMIS”) and MFD effective July 1, 2009 (variable products)	Initial filing of Form N-14 Registration Statement (File No. 333-164840) filed on February 10, 2010
(h.2)	Amendment No. 1 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective September 8, 2009 (variable products)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.3)	Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective December 4, 2009 (variable products)	Form N-14 Registration Statement (File No. 333-164840) filed on February 10, 2010
(h.4)	Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective November 30, 2010 (variable products)	PEA No. 50 to this Form N-1A Registration filed on November 5, 2010

(h.5)	Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CMIS dated October 16, 2006 (variable products)	Form N-4 Registration Statement of CMIS Separate Account (File No. 333-148426) filed on January 2, 2008
(h.6)	Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and CUNA Brokerage Services, Inc. (“CBSI”) dated September 22, 2008 (retirement plans)	PEA No. 43 to this Form N-1A Registration Statement filed on December 18, 2008
(h.7)	Consent to Assignment and Amendment of Fund Participation Agreement between Ultra Series Fund, CMIS, CBSI and MFD effective July 1, 2009 (retirement plans)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.8)	Information Sharing Agreement between Ultra Series Fund and CMIS dated September 22, 2008 (retirement plans)	PEA No. 43 to this Form N-1A Registration Statement filed on December 18, 2008
(h.9)	First Amendment to Information Sharing Agreement between Ultra Series Fund and CMIS effective July 1, 2009 (retirement plans)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.10)	Administrative Services Letter Agreement between MFD and CMIS relating to the Class II Shares effective July 1, 2009	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.11)	Services Agreement between Target Date Funds and MAM effective September 1, 2011	PEA No. 55 to this Form N-1A Registration filed on August 12, 2011
(h.12)	Transfer Agency and Service Agreement with Boston Data Financial Services, Inc. dated January 1, 2013	PEA No. 59 to this Form N-1A Registration filed on April 30, 2013
(i.1)	Opinion and Consent of Counsel (original)	PEA No. 19 to this Form N-1A Registration Statement filed on February 28, 1997
(i.2)	Opinion and Consent of Counsel (for Target Date Funds)	PEA No. 40 to this Form N-1A Registration Statement filed on September 27, 2007
(i.3)	Opinion and Consent of Steven R. Suleski dated April 17, 2009 (for Class II shares)	PEA No. 44 to this Form N-1A Registration filed on April 17, 2009
(j)	Consent of Deloitte & Touche LLP		X
(k)	Not Applicable
(l.1)	Subscription Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company effective October 31, 2000 (for Mid Cap Growth (formerly Emerging Growth) & International Stock Funds)	PEA No. 28 to this Form N-1A Registration Statement filed on April 12, 2001
(l.2)	Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society effective October 31, 2000 (for High Income & Global Securities Funds)	PEA No. 28 to this Form N-1A Registration Statement filed on April 12, 2001
(l.3)	Subscription Agreement between Ultra Series Fund and CMIS effective October 1, 2007 (for Target Date Funds)	PEA No. 40 to this Form N-1A Registration Statement filed on September 27, 2007
(l.4)	Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society, Inc. effective May 1, 2009 (Class II shares)	PEA No. 44 to this Form N-1A Registration filed on April 17, 2009
(1.5)	Subscription Agreement with Madison Asset Management, LLC dated as of May 1, 2010 (for Equity Income Fund)	PEA No. 48 to this Form N-1A Registration Statement filed on April 16, 2010

(l.6)	Subscription Agreement with Madison Asset Management, LLC dated as of January 1, 2011 (for Target 2050 Fund)	PEA No. 50 to this Form N-1A Registration filed on November 5, 2010
(m)	Amended and Restated Distribution and Service Plan for Class II Shares effective November 30, 2010	PEA No. 50 to this Form N-1A Registration filed on November 5, 2010
(n)	Amended and Restated Multi-Class Plan (Pursuant to Rule 18f-3) effective July 1, 2009	PEA No. 45 to this Form N-1A Registration Statement filed on August 19, 2009
(o)	Reserved
(p.1)
Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, NorthRoad Capital Management LLC, MFD Distributor, LLC, and Ultra Series Fund Code of Ethics effective January 1, 2014
X
(p.2)	Wellington Management Company LLP Code of Ethics dated April 1, 2013		X
(p.3)	Shenkman Capital Management, Inc. Code of Ethics dated November 2013		X
(q)	Powers of Attorney for each Trustee of the Ultra Series Fund	PEA No. 49 to this Form N-1A Registration Statement filed on March 1, 2010
____________________
X Filed herewith.